EXHIBIT 99.1

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:12 am May 15, 2003
Fixed Income Research     ALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
1A1    47,717,270.56  5.00000     24   1.000000           -1.0000     -         -       -
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      5.0000    05/30/03   30 year  5.77    178.00   100.0PPC   101:03
--------------------------------------------------------------------------


SENIOR BOND, 97.37 PERCENT OF DEAL
------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
100:19          4.853       4.786         4.708       4.622         4.528        4.427
100:20          4.847       4.777         4.697       4.608         4.510        4.406
100:21          4.840       4.768         4.685       4.593         4.493        4.385
100:22          4.833       4.759         4.674       4.579         4.475        4.364
100:23          4.827       4.750         4.662       4.565         4.458        4.343
100:24          4.820       4.741         4.651       4.550         4.440        4.322
100:25          4.813       4.732         4.639       4.536         4.423        4.302
100:26          4.807       4.723         4.628       4.522         4.405        4.281
100:27          4.800       4.715         4.617       4.508         4.388        4.260
100:28          4.794       4.706         4.605       4.493         4.370        4.239
100:29          4.787       4.697         4.594       4.479         4.353        4.218
100:30          4.780       4.688         4.582       4.465         4.336        4.198
100:31          4.774       4.679         4.571       4.450         4.318        4.177
101:00          4.767       4.670         4.559       4.436         4.301        4.156
101:01          4.761       4.661         4.548       4.422         4.283        4.135
101:02          4.754       4.653         4.537       4.408         4.266        4.115
101:03          4.747       4.644         4.525       4.393         4.249        4.094
101:04          4.741       4.635         4.514       4.379         4.231        4.073
101:05          4.734       4.626         4.503       4.365         4.214        4.052
101:06          4.728       4.617         4.491       4.351         4.197        4.032
101:07          4.721       4.608         4.480       4.337         4.179        4.011
101:08          4.714       4.600         4.468       4.322         4.162        3.990
101:09          4.708       4.591         4.457       4.308         4.145        3.970
101:10          4.701       4.582         4.446       4.294         4.127        3.949
101:11          4.695       4.573         4.434       4.280         4.110        3.929
101:12          4.688       4.564         4.423       4.266         4.093        3.908
101:13          4.681       4.556         4.412       4.252         4.076        3.887
101:14          4.675       4.547         4.400       4.237         4.058        3.867
101:15          4.668       4.538         4.389       4.223         4.041        3.846
101:16          4.662       4.529         4.378       4.209         4.024        3.826
101:17          4.655       4.521         4.367       4.195         4.007        3.805
101:18          4.649       4.512         4.355       4.181         3.990        3.785
------------------------------------------------------------------------------------------
AVG LIFE        5.780       4.136         3.097       2.411         1.935        1.597
DURATION        4.665       3.486         2.704       2.164         1.774        1.487
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         3/18        3/18          3/18        3/18          3/18        10/09
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:12 am May 15, 2003
Fixed Income Research     ALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND     BALANCE       COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
1AX    5,209,366.32   5.00000     24    1.000000           -1.0000    -         -        -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      5.0000    05/30/03    30 year 5.77    178.00   100.0PPC   12:27
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
12:11           27.403       18.599       9.393       -0.277        -10.489      -21.348
12:12           27.287       18.485       9.281       -0.387        -10.597      -21.454
12:13           27.172       18.372       9.170       -0.496        -10.704      -21.558
12:14           27.057       18.259       9.059       -0.604        -10.810      -21.663
12:15           26.943       18.147       8.949       -0.713        -10.916      -21.767
12:16           26.829       18.035       8.839       -0.820        -11.022      -21.870
12:17           26.716       17.924       8.730       -0.927        -11.126      -21.973
12:18           26.603       17.814       8.622       -1.033        -11.231      -22.075
12:19           26.491       17.704       8.514       -1.139        -11.335      -22.177
12:20           26.380       17.594       8.407       -1.245        -11.438      -22.278
12:21           26.269       17.485       8.300       -1.349        -11.541      -22.379
12:22           26.159       17.377       8.193       -1.454        -11.643      -22.479
12:23           26.049       17.269       8.088       -1.557        -11.745      -22.579
12:24           25.939       17.162       7.982       -1.661        -11.846      -22.678
12:25           25.831       17.055       7.877       -1.764        -11.947      -22.777
12:26           25.722       16.949       7.773       -1.866        -12.047      -22.875
12:27           25.615       16.843       7.669       -1.968        -12.147      -22.973
12:28           25.507       16.738       7.566       -2.069        -12.246      -23.070
12:29           25.401       16.633       7.463       -2.170        -12.345      -23.167
12:30           25.294       16.529       7.361       -2.270        -12.443      -23.264
12:31           25.189       16.425       7.259       -2.370        -12.541      -23.360
13:00           25.083       16.322       7.158       -2.469        -12.639      -23.455
13:01           24.979       16.219       7.057       -2.568        -12.736      -23.550
13:02           24.875       16.116       6.957       -2.667        -12.832      -23.645
13:03           24.771       16.015       6.857       -2.765        -12.928      -23.739
13:04           24.668       15.913       6.757       -2.862        -13.024      -23.833
13:05           24.565       15.812       6.658       -2.959        -13.119      -23.926
13:06           24.463       15.712       6.560       -3.056        -13.214      -24.018
13:07           24.361       15.612       6.462       -3.152        -13.308      -24.111
13:08           24.259       15.513       6.364       -3.248        -13.402      -24.203
13:09           24.158       15.414       6.267       -3.343        -13.495      -24.294
13:10           24.058       15.315       6.170       -3.438        -13.588      -24.385
------------------------------------------------------------------------------------------
AVG LIFE         5.838        4.221       3.198        2.520          2.049        1.707
DURATION         2.195        2.236       2.278        2.323          2.370        2.417
FIRST PAY         6/03         6/03        6/03         6/03           6/03         6/03
LAST PAY          3/18         3/18        3/18         3/18           3/18         3/18
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:12 am May 15, 2003
Fixed Income Research     ALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
1PO    64,876.77      0.00000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC    WAM       PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      0.0000    05/30/03   30 year  5.77   178.00    100.0PPC   65:18
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
65:02           8.528       12.277        16.567      21.248        26.262       31.611
65:03           8.518       12.261        16.544      21.219        26.226       31.567
65:04           8.507       12.244        16.522      21.190        26.190       31.523
65:05           8.496       12.228        16.499      21.161        26.154       31.480
65:06           8.485       12.212        16.477      21.132        26.118       31.436
65:07           8.474       12.195        16.454      21.103        26.082       31.393
65:08           8.463       12.179        16.432      21.074        26.046       31.349
65:09           8.452       12.163        16.409      21.045        26.010       31.306
65:10           8.441       12.147        16.387      21.016        25.974       31.263
65:11           8.430       12.130        16.365      20.987        25.938       31.219
65:12           8.419       12.114        16.342      20.958        25.902       31.176
65:13           8.408       12.098        16.320      20.929        25.867       31.133
65:14           8.397       12.082        16.298      20.900        25.831       31.090
65:15           8.387       12.065        16.275      20.872        25.795       31.046
65:16           8.376       12.049        16.253      20.843        25.759       31.003
65:17           8.365       12.033        16.231      20.814        25.724       30.960
65:18           8.354       12.017        16.209      20.785        25.688       30.917
65:19           8.343       12.001        16.187      20.757        25.652       30.874
65:20           8.332       11.984        16.164      20.728        25.617       30.831
65:21           8.322       11.968        16.142      20.699        25.581       30.788
65:22           8.311       11.952        16.120      20.671        25.546       30.746
65:23           8.300       11.936        16.098      20.642        25.510       30.703
65:24           8.289       11.920        16.076      20.614        25.475       30.660
65:25           8.279       11.904        16.054      20.585        25.440       30.617
65:26           8.268       11.888        16.032      20.557        25.404       30.575
65:27           8.257       11.872        16.010      20.528        25.369       30.532
65:28           8.246       11.856        15.988      20.500        25.334       30.489
65:29           8.236       11.840        15.966      20.471        25.298       30.447
65:30           8.225       11.824        15.944      20.443        25.263       30.404
65:31           8.214       11.808        15.922      20.415        25.228       30.362
66:00           8.203       11.792        15.900      20.386        25.193       30.319
66:01           8.193       11.776        15.878      20.358        25.158       30.277
------------------------------------------------------------------------------------------
AVG LIFE        5.773        4.184         3.176       2.506         2.040        1.701
DURATION        4.402        2.950         2.148       1.661         1.338        1.108
FIRST PAY        6/03         6/03          6/03        6/03          6/03         6/03
LAST PAY         3/18         3/18          3/18        3/18          2/18         7/17
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:35 am May 15, 2003
Fixed Income Research    MALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY    FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
1A1    47,717,270.56  5.00000    24     1.000000           -1.0000    -        -         -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      5.0000    05/30/03   30 year  5.77    178.00   100.0PPC   101:03
----------------------------------------------------------------------------


SENIOR BOND, 97.37 PERCENT OF DEAL
-----------------------------------------------------------------------------------------------------------------
PRICE           CPR         CPR           CPR         CPR         CPR           CPR         CPR          CPR
                10.00       20.00         25.00       30.00       35.00         40.00       45.00        50.00
-----------------------------------------------------------------------------------------------------------------
100:19          4.832       4.730         4.671       4.605       4.532         4.451       4.364        4.269
100:20          4.824       4.719         4.658       4.590       4.514         4.431       4.341        4.243
100:21          4.817       4.709         4.645       4.575       4.497         4.411       4.318        4.217
100:22          4.809       4.698         4.632       4.560       4.480         4.391       4.295        4.190
100:23          4.802       4.687         4.620       4.545       4.462         4.371       4.272        4.164
100:24          4.795       4.676         4.607       4.530       4.445         4.351       4.249        4.138
100:25          4.787       4.666         4.594       4.515       4.428         4.331       4.226        4.112
100:26          4.780       4.655         4.581       4.500       4.410         4.311       4.203        4.086
100:27          4.773       4.644         4.569       4.485       4.393         4.291       4.180        4.060
100:28          4.765       4.634         4.556       4.470       4.376         4.271       4.157        4.034
100:29          4.758       4.623         4.543       4.456       4.359         4.251       4.134        4.008
100:30          4.751       4.612         4.531       4.441       4.341         4.231       4.112        3.982
100:31          4.743       4.601         4.518       4.426       4.324         4.212       4.089        3.956
101:00          4.736       4.591         4.505       4.411       4.307         4.192       4.066        3.930
101:01          4.729       4.580         4.493       4.396       4.290         4.172       4.043        3.905
101:02          4.721       4.569         4.480       4.381       4.272         4.152       4.020        3.879
101:03          4.714       4.559         4.468       4.367       4.255         4.132       3.998        3.853
101:04          4.707       4.548         4.455       4.352       4.238         4.112       3.975        3.827
101:05          4.699       4.537         4.442       4.337       4.221         4.092       3.952        3.801
101:06          4.692       4.527         4.430       4.322       4.204         4.073       3.930        3.775
101:07          4.685       4.516         4.417       4.308       4.187         4.053       3.907        3.749
101:08          4.677       4.506         4.405       4.293       4.169         4.033       3.884        3.724
101:09          4.670       4.495         4.392       4.278       4.152         4.013       3.861        3.698
101:10          4.663       4.484         4.379       4.263       4.135         3.993       3.839        3.672
101:11          4.656       4.474         4.367       4.249       4.118         3.974       3.816        3.646
101:12          4.648       4.463         4.354       4.234       4.101         3.954       3.794        3.621
101:13          4.641       4.453         4.342       4.219       4.084         3.934       3.771        3.595
101:14          4.634       4.442         4.329       4.205       4.067         3.914       3.748        3.569
101:15          4.627       4.431         4.317       4.190       4.050         3.895       3.726        3.544
101:16          4.619       4.421         4.304       4.175       4.033         3.875       3.703        3.518
101:17          4.612       4.410         4.292       4.161       4.016         3.855       3.681        3.492
101:18          4.605       4.400         4.279       4.146       3.999         3.836       3.658        3.467
-----------------------------------------------------------------------------------------------------------------
AVG LIFE        5.150       3.357         2.775       2.324       1.969         1.682       1.452        1.266
DURATION        4.209       2.889         2.440       2.082       1.791         1.551       1.354        1.191
FIRST PAY        6/03        6/03          6/03        6/03        6/03          6/03        6/03         6/03
LAST PAY         3/18        3/18          3/18        3/18        3/18          3/18        3/10        11/08
-----------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:35 am May 15, 2003
Fixed Income Research    MALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
1AX    5,209,366.32  5.00000     24    1.000000           -1.0000     -        -        -
-------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
---------------------------------------------------------------------------
-      5.0000    05/30/03    30 year 5.77    178.00   100.0PPC   12:27
---------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR          CPR          CPR         CPR            CPR           CPR          CPR
                10.00        20.00        25.00        30.00       35.00          40.00         45.00        50.00
---------------------------------------------------------------------------------------------------------------------
12:11           24.087       11.628       5.099       -1.657        -8.666       -15.958       -23.568       -31.542
12:12           23.974       11.521       4.995       -1.759        -8.765       -16.052       -23.659       -31.629
12:13           23.862       11.414       4.891       -1.860        -8.862       -16.147       -23.750       -31.717
12:14           23.750       11.308       4.787       -1.960        -8.959       -16.241       -23.840       -31.804
12:15           23.639       11.202       4.685       -2.060        -9.056       -16.334       -23.931       -31.890
12:16           23.528       11.097       4.582       -2.159        -9.152       -16.427       -24.020       -31.976
12:17           23.418       10.992       4.481       -2.258        -9.248       -16.520       -24.109       -32.062
12:18           23.309       10.888       4.379       -2.356        -9.343       -16.612       -24.198       -32.147
12:19           23.200       10.785       4.278       -2.454        -9.438       -16.703       -24.286       -32.232
12:20           23.091       10.682       4.178       -2.552        -9.533       -16.795       -24.374       -32.316
12:21           22.983       10.579       4.078       -2.649        -9.626       -16.885       -24.462       -32.400
12:22           22.876       10.477       3.979       -2.745        -9.720       -16.976       -24.549       -32.483
12:23           22.769       10.375       3.880       -2.841        -9.813       -17.066       -24.635       -32.567
12:24           22.663       10.274       3.782       -2.936        -9.905       -17.155       -24.721       -32.649
12:25           22.557       10.173       3.684       -3.032        -9.998       -17.244       -24.807       -32.732
12:26           22.451       10.073       3.586       -3.126       -10.089       -17.332       -24.892       -32.813
12:27           22.347        9.974       3.489       -3.220       -10.180       -17.421       -24.977       -32.895
12:28           22.242        9.874       3.393       -3.314       -10.271       -17.508       -25.062       -32.976
12:29           22.138        9.776       3.297       -3.407       -10.361       -17.596       -25.146       -33.057
12:30           22.035        9.677       3.201       -3.500       -10.451       -17.682       -25.230       -33.137
12:31           21.932        9.580       3.106       -3.592       -10.541       -17.769       -25.313       -33.217
13:00           21.830        9.482       3.012       -3.684       -10.630       -17.855       -25.396       -33.297
13:01           21.728        9.385       2.917       -3.776       -10.718       -17.941       -25.478       -33.376
13:02           21.626        9.289       2.823       -3.867       -10.807       -18.026       -25.560       -33.455
13:03           21.525        9.193       2.730       -3.957       -10.894       -18.111       -25.642       -33.533
13:04           21.425        9.098       2.637       -4.048       -10.982       -18.195       -25.723       -33.611
13:05           21.325        9.002       2.545       -4.137       -11.069       -18.279       -25.804       -33.689
13:06           21.225        8.908       2.453       -4.227       -11.155       -18.363       -25.885       -33.766
13:07           21.126        8.814       2.361       -4.316       -11.242       -18.446       -25.965       -33.843
13:08           21.028        8.720       2.270       -4.404       -11.327       -18.529       -26.045       -33.920
13:09           20.930        8.627       2.179       -4.492       -11.413       -18.611       -26.125       -33.996
13:10           20.832        8.534       2.089       -4.580       -11.498       -18.694       -26.204       -34.072
---------------------------------------------------------------------------------------------------------------------
AVG LIFE         5.219        3.455       2.882        2.437         2.086         1.802         1.569         1.374
DURATION         2.256        2.372       2.439        2.512         2.593         2.683         2.785         2.901
FIRST PAY         6/03         6/03        6/03         6/03          6/03          6/03          6/03          6/03
LAST PAY          3/18         3/18        3/18         3/18          3/18          3/18          3/18          3/18
---------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:39:35 am May 15, 2003
Fixed Income Research    MALT0304A 30 YEAR  4.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
1PO    64,876.77      0.00000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      0.0000    05/30/03    30 year 5.77    178.00   100.0PPC   65:18
----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR          CPR           CPR          CPR          CPR
                10.00        20.00       25.00        30.00        35.00         40.00        45.00        50.00
---------------------------------------------------------------------------------------------------------------------
65:02           9.764        15.598      19.061       22.885        27.095       31.736       36.876       42.610
65:03           9.751        15.576      19.034       22.853        27.056       31.690       36.822       42.547
65:04           9.738        15.555      19.008       22.820        27.017       31.643       36.768       42.483
65:05           9.725        15.533      18.981       22.788        26.978       31.597       36.713       42.420
65:06           9.712        15.512      18.954       22.755        26.939       31.551       36.659       42.357
65:07           9.699        15.490      18.927       22.722        26.900       31.505       36.605       42.293
65:08           9.687        15.469      18.900       22.690        26.861       31.459       36.551       42.230
65:09           9.674        15.447      18.874       22.658        26.822       31.413       36.497       42.167
65:10           9.661        15.426      18.847       22.625        26.783       31.367       36.443       42.104
65:11           9.648        15.404      18.820       22.593        26.745       31.321       36.389       42.041
65:12           9.636        15.383      18.794       22.560        26.706       31.275       36.335       41.978
65:13           9.623        15.361      18.767       22.528        26.667       31.230       36.281       41.916
65:14           9.610        15.340      18.741       22.496        26.629       31.184       36.228       41.853
65:15           9.597        15.319      18.714       22.464        26.590       31.138       36.174       41.790
65:16           9.585        15.297      18.688       22.431        26.551       31.093       36.121       41.728
65:17           9.572        15.276      18.661       22.399        26.513       31.047       36.067       41.665
65:18           9.559        15.255      18.635       22.367        26.474       31.001       36.014       41.603
65:19           9.547        15.233      18.608       22.335        26.436       30.956       35.960       41.540
65:20           9.534        15.212      18.582       22.303        26.398       30.911       35.907       41.478
65:21           9.521        15.191      18.556       22.271        26.359       30.865       35.854       41.416
65:22           9.509        15.170      18.529       22.239        26.321       30.820       35.800       41.354
65:23           9.496        15.148      18.503       22.207        26.283       30.775       35.747       41.292
65:24           9.483        15.127      18.477       22.175        26.245       30.729       35.694       41.230
65:25           9.471        15.106      18.451       22.143        26.206       30.684       35.641       41.168
65:26           9.458        15.085      18.424       22.111        26.168       30.639       35.588       41.106
65:27           9.445        15.064      18.398       22.079        26.130       30.594       35.535       41.044
65:28           9.433        15.043      18.372       22.047        26.092       30.549       35.482       40.983
65:29           9.420        15.022      18.346       22.016        26.054       30.504       35.430       40.921
65:30           9.408        15.001      18.320       21.984        26.016       30.459       35.377       40.859
65:31           9.395        14.980      18.294       21.952        25.978       30.414       35.324       40.798
66:00           9.383        14.959      18.268       21.921        25.940       30.369       35.272       40.737
66:01           9.370        14.938      18.242       21.889        25.902       30.325       35.219       40.675
---------------------------------------------------------------------------------------------------------------------
AVG LIFE        5.165         3.429       2.863        2.424         2.076        1.795        1.563        1.370
DURATION        3.758         2.239       1.804        1.484         1.240        1.047        0.892        0.764
FIRST PAY        6/03          6/03        6/03         6/03          6/03         6/03         6/03         6/03
LAST PAY         3/18          3/18        3/18         3/18          3/18         2/18        10/17         2/17
---------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:32 am May 15, 2003
Fixed Income Research    MALT0304B 30 YEAR  6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2A1    23,341,982.44  6.25000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
-----------------------------------------------------------------------------
-      6.2500    05/30/03    30 year  7.09   360.00   100.0PPC   103:11
-----------------------------------------------------------------------------


SENIOR BOND, 90.92 PERCENT OF DEAL
----------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
----------------------------------------------------------------------------------------
102:27          5.793       5.506         5.175       4.804         4.458        4.121
102:28          5.788       5.498         5.164       4.790         4.441        4.100
102:29          5.783       5.490         5.154       4.776         4.423        4.080
102:30          5.778       5.483         5.143       4.762         4.406        4.059
102:31          5.773       5.475         5.132       4.748         4.388        4.039
103:00          5.768       5.467         5.121       4.733         4.371        4.018
103:01          5.763       5.460         5.111       4.719         4.354        3.998
103:02          5.758       5.452         5.100       4.705         4.336        3.977
103:03          5.753       5.444         5.089       4.691         4.319        3.957
103:04          5.748       5.437         5.078       4.677         4.301        3.936
103:05          5.743       5.429         5.068       4.663         4.284        3.915
103:06          5.738       5.421         5.057       4.648         4.267        3.895
103:07          5.733       5.414         5.046       4.634         4.249        3.875
103:08          5.728       5.406         5.036       4.620         4.232        3.854
103:09          5.723       5.399         5.025       4.606         4.215        3.834
103:10          5.718       5.391         5.014       4.592         4.197        3.813
103:11          5.713       5.383         5.004       4.578         4.180        3.793
103:12          5.708       5.376         4.993       4.564         4.163        3.772
103:13          5.703       5.368         4.982       4.549         4.145        3.752
103:14          5.698       5.361         4.972       4.535         4.128        3.731
103:15          5.694       5.353         4.961       4.521         4.111        3.711
103:16          5.689       5.345         4.951       4.507         4.094        3.691
103:17          5.684       5.338         4.940       4.493         4.076        3.670
103:18          5.679       5.330         4.929       4.479         4.059        3.650
103:19          5.674       5.323         4.919       4.465         4.042        3.630
103:20          5.669       5.315         4.908       4.451         4.024        3.609
103:21          5.664       5.308         4.897       4.437         4.007        3.589
103:22          5.659       5.300         4.887       4.423         3.990        3.569
103:23          5.654       5.293         4.876       4.409         3.973        3.548
103:24          5.649       5.285         4.866       4.395         3.956        3.528
103:25          5.644       5.277         4.855       4.381         3.938        3.508
103:26          5.639       5.270         4.845       4.367         3.921        3.487
----------------------------------------------------------------------------------------
AVG LIFE        8.993       5.073         3.314       2.373         1.889        1.577
DURATION        6.061       3.959         2.824       2.132         1.737        1.473
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         5/33        5/33          5/33        4/11          8/08         7/07
----------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:32 am May 15, 2003
Fixed Income Research    MALT0304B 30 YEAR  6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2AX    2,435,742.08   6.25000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
---------------------------------------------------------------------------
-      6.2500    05/30/03    30 year 7.09    360.00   100.0PPC   12:16
---------------------------------------------------------------------------


----------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
----------------------------------------------------------------------------------------
12:00           46.102      37.364       28.260        18.740       8.739        -1.826
12:01           45.948      37.211       28.108        18.589       8.588        -1.976
12:02           45.795      37.058       27.957        18.438       8.439        -2.126
12:03           45.642      36.907       27.806        18.289       8.290        -2.274
12:04           45.491      36.757       27.657        18.140       8.142        -2.422
12:05           45.340      36.607       27.508        17.992       7.994        -2.569
12:06           45.190      36.458       27.360        17.845       7.848        -2.715
12:07           45.041      36.310       27.213        17.698       7.702        -2.860
12:08           44.893      36.163       27.066        17.552       7.557        -3.005
12:09           44.746      36.016       26.921        17.408       7.413        -3.149
12:10           44.599      35.870       26.776        17.264       7.269        -3.292
12:11           44.453      35.725       26.632        17.120       7.126        -3.434
12:12           44.308      35.581       26.488        16.978       6.985        -3.575
12:13           44.164      35.438       26.346        16.836       6.843        -3.716
12:14           44.020      35.295       26.204        16.695       6.703        -3.856
12:15           43.877      35.153       26.063        16.555       6.563        -3.995
12:16           43.735      35.012       25.923        16.415       6.424        -4.134
12:17           43.594      34.872       25.783        16.276       6.286        -4.272
12:18           43.453      34.732       25.644        16.138       6.149        -4.409
12:19           43.313      34.593       25.506        16.001       6.012        -4.545
12:20           43.174      34.455       25.369        15.864       5.876        -4.681
12:21           43.036      34.318       25.232        15.728       5.740        -4.816
12:22           42.898      34.181       25.096        15.593       5.606        -4.950
12:23           42.761      34.045       24.961        15.458       5.472        -5.084
12:24           42.625      33.909       24.826        15.324       5.338        -5.217
12:25           42.490      33.775       24.692        15.191       5.206        -5.349
12:26           42.355      33.641       24.559        15.059       5.074        -5.480
12:27           42.221      33.507       24.427        14.927       4.943        -5.611
12:28           42.087      33.375       24.295        14.796       4.812        -5.741
12:29           41.954      33.243       24.164        14.665       4.682        -5.871
12:30           41.822      33.112       24.033        14.536       4.553        -6.000
12:31           41.691      32.981       23.904        14.406       4.424        -6.128
----------------------------------------------------------------------------------------
AVG LIFE         9.444       5.608        3.870         2.921       2.331         1.928
DURATION         1.696       1.707        1.717         1.727       1.734         1.739
FIRST PAY         6/03        6/03         6/03          6/03        6/03          6/03
LAST PAY          5/33        5/33         5/33          1/33        1/30          5/25
----------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:32 am May 15, 2003
Fixed Income Research    MALT0304B 30 YEAR  6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2PO    29,810.00      0.00000    24     1.000000           -1.0000    -        -         -
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      0.0000    05/30/03    30 year  7.09   360.00   100.0PPC   75:20
--------------------------------------------------------------------------


----------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
----------------------------------------------------------------------------------------
75:04           3.400       5.849         8.495       11.233        14.047       16.946
75:05           3.395       5.839         8.481       11.214        14.024       16.918
75:06           3.389       5.830         8.467       11.195        14.001       16.890
75:07           3.384       5.820         8.453       11.177        13.978       16.862
75:08           3.378       5.810         8.439       11.158        13.954       16.834
75:09           3.373       5.801         8.425       11.140        13.931       16.806
75:10           3.367       5.791         8.411       11.121        13.908       16.778
75:11           3.362       5.782         8.397       11.103        13.885       16.751
75:12           3.357       5.772         8.383       11.084        13.862       16.723
75:13           3.351       5.762         8.369       11.066        13.839       16.695
75:14           3.346       5.753         8.355       11.048        13.816       16.667
75:15           3.340       5.743         8.341       11.029        13.793       16.640
75:16           3.335       5.734         8.327       11.011        13.770       16.612
75:17           3.329       5.724         8.313       10.992        13.747       16.584
75:18           3.324       5.715         8.299       10.974        13.724       16.557
75:19           3.319       5.705         8.285       10.956        13.701       16.529
75:20           3.313       5.696         8.272       10.937        13.678       16.501
75:21           3.308       5.686         8.258       10.919        13.655       16.474
75:22           3.302       5.677         8.244       10.901        13.633       16.446
75:23           3.297       5.667         8.230       10.882        13.610       16.419
75:24           3.291       5.658         8.216       10.864        13.587       16.391
75:25           3.286       5.648         8.202       10.846        13.564       16.364
75:26           3.281       5.639         8.188       10.828        13.541       16.336
75:27           3.275       5.629         8.175       10.809        13.519       16.309
75:28           3.270       5.620         8.161       10.791        13.496       16.281
75:29           3.265       5.610         8.147       10.773        13.473       16.254
75:30           3.259       5.601         8.133       10.755        13.450       16.227
75:31           3.254       5.591         8.120       10.737        13.428       16.199
76:00           3.248       5.582         8.106       10.718        13.405       16.172
76:01           3.243       5.572         8.092       10.700        13.382       16.145
76:02           3.238       5.563         8.078       10.682        13.360       16.117
76:03           3.232       5.554         8.065       10.664        13.337       16.090
----------------------------------------------------------------------------------------
AVG LIFE        9.309       5.559         3.847        2.909         2.323        1.923
DURATION        7.628       4.341         2.980        2.255         1.805        1.497
FIRST PAY        6/03        6/03          6/03         6/03          6/03         6/03
LAST PAY         5/33        5/33         10/32         1/29          2/24         1/20
----------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:13 am May 15, 2003
Fixed Income Research     MALT0304B 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2A1    23,341,982.44  6.25000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.2500    05/30/03    30 year 7.09    360.00   100.0PPC   103:11
----------------------------------------------------------------------------


SENIOR BOND, 90.92 PERCENT OF DEAL
-----------------------------------------------------------------------------------------------------------------
PRICE           CPR         CPR           CPR         CPR         CPR           CPR         CPR          CPR
                10.00       20.00         25.00       30.00       35.00         40.00       45.00        50.00
-----------------------------------------------------------------------------------------------------------------
102:27          5.699       5.247         4.969       4.649       4.332         4.002       3.650        3.266
102:28          5.693       5.237         4.956       4.633       4.313         3.981       3.625        3.238
102:29          5.687       5.227         4.943       4.617       4.295         3.959       3.600        3.209
102:30          5.681       5.217         4.931       4.602       4.276         3.938       3.575        3.181
102:31          5.676       5.207         4.918       4.586       4.258         3.916       3.550        3.153
103:00          5.670       5.197         4.905       4.571       4.239         3.894       3.525        3.124
103:01          5.664       5.187         4.893       4.555       4.221         3.873       3.501        3.096
103:02          5.658       5.177         4.880       4.539       4.202         3.851       3.476        3.068
103:03          5.652       5.167         4.868       4.524       4.184         3.830       3.451        3.039
103:04          5.646       5.157         4.855       4.508       4.165         3.808       3.426        3.011
103:05          5.641       5.147         4.842       4.493       4.147         3.787       3.402        2.983
103:06          5.635       5.137         4.830       4.477       4.128         3.765       3.377        2.955
103:07          5.629       5.127         4.817       4.462       4.110         3.744       3.352        2.927
103:08          5.623       5.117         4.805       4.446       4.091         3.722       3.327        2.898
103:09          5.617       5.107         4.792       4.431       4.073         3.701       3.303        2.870
103:10          5.611       5.097         4.780       4.415       4.054         3.680       3.278        2.842
103:11          5.606       5.087         4.767       4.400       4.036         3.658       3.254        2.814
103:12          5.600       5.077         4.755       4.384       4.018         3.637       3.229        2.786
103:13          5.594       5.067         4.742       4.369       3.999         3.615       3.204        2.758
103:14          5.588       5.057         4.730       4.353       3.981         3.594       3.180        2.730
103:15          5.582       5.047         4.717       4.338       3.963         3.573       3.155        2.702
103:16          5.577       5.037         4.705       4.322       3.944         3.551       3.131        2.673
103:17          5.571       5.027         4.692       4.307       3.926         3.530       3.106        2.645
103:18          5.565       5.017         4.680       4.291       3.907         3.509       3.081        2.617
103:19          5.559       5.008         4.667       4.276       3.889         3.487       3.057        2.589
103:20          5.553       4.998         4.655       4.261       3.871         3.466       3.032        2.561
103:21          5.548       4.988         4.642       4.245       3.853         3.445       3.008        2.533
103:22          5.542       4.978         4.630       4.230       3.834         3.423       2.983        2.506
103:23          5.536       4.968         4.618       4.214       3.816         3.402       2.959        2.478
103:24          5.530       4.958         4.605       4.199       3.798         3.381       2.935        2.450
103:25          5.524       4.948         4.593       4.184       3.779         3.360       2.910        2.422
103:26          5.519       4.938         4.580       4.168       3.761         3.338       2.886        2.394
-----------------------------------------------------------------------------------------------------------------
AVG LIFE        7.315       3.650         2.760       2.150       1.774         1.502       1.290        1.118
DURATION        5.172       3.024         2.404       1.943       1.635         1.405       1.222        1.070
FIRST PAY        6/03        6/03          6/03        6/03        6/03          6/03        6/03         6/03
LAST PAY         5/33        5/33          5/33        8/11        4/09          2/08        6/07        11/06
-----------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:13 am May 15, 2003
Fixed Income Research     MALT0304B 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2AX    2,435,742.08  6.25000     24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.2500    05/30/03    30 year 7.09    360.00   100.0PPC   12:16
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR          CPR           CPR          CPR         CPR          CPR          CPR
                10.00        20.00        25.00         30.00        35.00       40.00        45.00        50.00
------------------------------------------------------------------------------------------------------------------
12:00           41.889       28.516       21.507        14.252       6.725       -1.106        -9.282      -17.850
12:01           41.740       28.375       21.369        14.118       6.596       -1.231        -9.402      -17.966
12:02           41.593       28.235       21.232        13.985       6.467       -1.356        -9.523      -18.082
12:03           41.446       28.095       21.096        13.853       6.339       -1.480        -9.642      -18.197
12:04           41.300       27.956       20.961        13.722       6.211       -1.603        -9.761      -18.311
12:05           41.155       27.817       20.826        13.591       6.084       -1.726        -9.880      -18.425
12:06           41.010       27.680       20.693        13.461       5.958       -1.848        -9.997      -18.538
12:07           40.867       27.543       20.559        13.332       5.833       -1.969       -10.114      -18.651
12:08           40.724       27.407       20.427        13.203       5.708       -2.090       -10.231      -18.763
12:09           40.582       27.272       20.295        13.075       5.584       -2.210       -10.346      -18.874
12:10           40.440       27.137       20.164        12.948       5.460       -2.330       -10.462      -18.985
12:11           40.300       27.003       20.034        12.821       5.338       -2.448       -10.576      -19.095
12:12           40.160       26.870       19.904        12.695       5.216       -2.566       -10.690      -19.204
12:13           40.021       26.738       19.775        12.570       5.094       -2.684       -10.803      -19.313
12:14           39.883       26.606       19.647        12.445       4.973       -2.801       -10.916      -19.421
12:15           39.745       26.475       19.520        12.321       4.853       -2.917       -11.028      -19.529
12:16           39.608       26.345       19.393        12.198       4.734       -3.033       -11.140      -19.636
12:17           39.472       26.215       19.267        12.075       4.615       -3.148       -11.250      -19.743
12:18           39.336       26.086       19.141        11.953       4.496       -3.262       -11.361      -19.849
12:19           39.202       25.958       19.016        11.832       4.379       -3.376       -11.471      -19.954
12:20           39.068       25.830       18.892        11.711       4.262       -3.489       -11.580      -20.059
12:21           38.934       25.703       18.768        11.591       4.145       -3.601       -11.688      -20.164
12:22           38.802       25.577       18.646        11.472       4.030       -3.714       -11.796      -20.268
12:23           38.670       25.452       18.523        11.353       3.914       -3.825       -11.904      -20.371
12:24           38.539       25.327       18.402        11.235       3.800       -3.936       -12.011      -20.474
12:25           38.408       25.202       18.281        11.117       3.686       -4.046       -12.117      -20.576
12:26           38.278       25.079       18.160        11.000       3.572       -4.156       -12.223      -20.678
12:27           38.149       24.956       18.040        10.884       3.459       -4.265       -12.328      -20.779
12:28           38.020       24.833       17.921        10.768       3.347       -4.374       -12.433      -20.879
12:29           37.892       24.711       17.803        10.653       3.235       -4.482       -12.537      -20.980
12:30           37.765       24.590       17.685        10.538       3.124       -4.589       -12.641      -21.079
12:31           37.638       24.470       17.567        10.424       3.014       -4.696       -12.744      -21.178
------------------------------------------------------------------------------------------------------------------
AVG LIFE         7.829        4.234        3.353         2.739       2.289        1.944         1.671        1.449
DURATION         1.760        1.849        1.899         1.955       2.016        2.084         2.161        2.248
FIRST PAY         6/03         6/03         6/03          6/03        6/03         6/03          6/03         6/03
LAST PAY          5/33         5/33         5/33          3/33        3/32         9/29          9/26        11/23
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:40:13 am May 15, 2003
Fixed Income Research     MALT0304B 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


-------------------------------------------------------------------------------------------
BOND      BALANCE     COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
-------------------------------------------------------------------------------------------
2PO    29,810.00      0.00000    24     1.000000           -1.0000    -        -        -
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      0.0000    05/30/03    30 year  7.09   360.00   100.0PPC   75:20
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
75:04           4.183        7.955       10.111       12.445        14.975      17.731       20.751        24.087
75:05           4.176        7.942       10.094       12.423        14.949      17.700       20.715        24.045
75:06           4.169        7.928       10.077       12.402        14.923      17.669       20.679        24.003
75:07           4.163        7.915       10.060       12.381        14.898      17.639       20.643        23.960
75:08           4.156        7.901       10.042       12.359        14.872      17.608       20.607        23.918
75:09           4.149        7.888       10.025       12.338        14.846      17.577       20.571        23.876
75:10           4.142        7.875       10.008       12.317        14.820      17.547       20.535        23.834
75:11           4.135        7.861        9.991       12.296        14.795      17.516       20.499        23.792
75:12           4.128        7.848        9.974       12.275        14.769      17.486       20.463        23.750
75:13           4.121        7.835        9.957       12.253        14.744      17.455       20.427        23.708
75:14           4.115        7.821        9.940       12.232        14.718      17.425       20.391        23.666
75:15           4.108        7.808        9.923       12.211        14.692      17.394       20.355        23.624
75:16           4.101        7.795        9.905       12.190        14.667      17.364       20.319        23.582
75:17           4.094        7.781        9.888       12.169        14.641      17.334       20.283        23.541
75:18           4.087        7.768        9.871       12.148        14.616      17.303       20.248        23.499
75:19           4.081        7.755        9.854       12.127        14.590      17.273       20.212        23.457
75:20           4.074        7.741        9.837       12.106        14.565      17.243       20.176        23.415
75:21           4.067        7.728        9.820       12.085        14.539      17.212       20.141        23.374
75:22           4.060        7.715        9.803       12.064        14.514      17.182       20.105        23.332
75:23           4.053        7.702        9.786       12.043        14.489      17.152       20.069        23.291
75:24           4.047        7.688        9.770       12.022        14.463      17.122       20.034        23.249
75:25           4.040        7.675        9.753       12.001        14.438      17.091       19.998        23.208
75:26           4.033        7.662        9.736       11.980        14.413      17.061       19.963        23.166
75:27           4.026        7.649        9.719       11.959        14.387      17.031       19.927        23.125
75:28           4.020        7.635        9.702       11.938        14.362      17.001       19.892        23.083
75:29           4.013        7.622        9.685       11.917        14.337      16.971       19.857        23.042
75:30           4.006        7.609        9.668       11.896        14.312      16.941       19.821        23.001
75:31           3.999        7.596        9.651       11.876        14.286      16.911       19.786        22.960
76:00           3.993        7.583        9.635       11.855        14.261      16.881       19.751        22.918
76:01           3.986        7.570        9.618       11.834        14.236      16.851       19.715        22.877
76:02           3.979        7.557        9.601       11.813        14.211      16.821       19.680        22.836
76:03           3.972        7.543        9.584       11.792        14.186      16.791       19.645        22.795
------------------------------------------------------------------------------------------------------------------
AVG LIFE        7.731        4.204        3.334        2.727         2.280       1.938        1.667         1.446
DURATION        6.080        3.112        2.432        1.965         1.624       1.364        1.159         0.992
FIRST PAY        6/03         6/03         6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         5/33         3/33         6/32         1/30         11/26        9/23         1/21         10/18
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:41:06 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR   5.9   Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3A1    100,962,919.74  6.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      6.0000    05/30/03   30 year  7.57    359.02   100.0PPC   103:02
--------------------------------------------------------------------------


SENIOR BOND, 93.97 PERCENT OF DEAL
------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
102:18          5.570       5.281         4.953       4.590         4.236        3.882
102:19          5.565       5.273         4.942       4.574         4.217        3.860
102:20          5.560       5.265         4.930       4.559         4.198        3.837
102:21          5.554       5.257         4.919       4.544         4.180        3.815
102:22          5.549       5.248         4.907       4.529         4.161        3.792
102:23          5.544       5.240         4.896       4.513         4.142        3.770
102:24          5.539       5.232         4.884       4.498         4.123        3.747
102:25          5.534       5.224         4.873       4.483         4.104        3.725
102:26          5.529       5.216         4.861       4.468         4.085        3.703
102:27          5.523       5.208         4.850       4.453         4.067        3.680
102:28          5.518       5.200         4.839       4.437         4.048        3.658
102:29          5.513       5.192         4.827       4.422         4.029        3.635
102:30          5.508       5.184         4.816       4.407         4.010        3.613
102:31          5.503       5.175         4.804       4.392         3.991        3.591
103:00          5.498       5.167         4.793       4.377         3.973        3.568
103:01          5.492       5.159         4.781       4.362         3.954        3.546
103:02          5.487       5.151         4.770       4.346         3.935        3.523
103:03          5.482       5.143         4.759       4.331         3.916        3.501
103:04          5.477       5.135         4.747       4.316         3.898        3.479
103:05          5.472       5.127         4.736       4.301         3.879        3.457
103:06          5.467       5.119         4.724       4.286         3.860        3.434
103:07          5.462       5.111         4.713       4.271         3.842        3.412
103:08          5.456       5.103         4.702       4.256         3.823        3.390
103:09          5.451       5.095         4.690       4.241         3.804        3.367
103:10          5.446       5.087         4.679       4.226         3.786        3.345
103:11          5.441       5.079         4.668       4.211         3.767        3.323
103:12          5.436       5.071         4.656       4.196         3.748        3.301
103:13          5.431       5.063         4.645       4.181         3.730        3.278
103:14          5.426       5.055         4.634       4.165         3.711        3.256
103:15          5.421       5.047         4.622       4.150         3.692        3.234
103:16          5.416       5.039         4.611       4.135         3.674        3.212
103:17          5.411       5.031         4.600       4.120         3.655        3.190
------------------------------------------------------------------------------------------
AVG LIFE        8.465       4.678         3.056       2.198         1.736        1.435
DURATION        5.871       3.741         2.647       1.994         1.611        1.351
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         5/33        5/33          4/33        4/11          7/08         6/07
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:41:06 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR   5.9   Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3AX    17,092,383.88   6.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      6.0000    05/30/03   30 year  7.57    359.02   100.0PPC   12:20
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
12:04           41.967      31.873        21.282      10.112        -1.747       -14.443
12:05           41.824      31.731        21.142       9.973        -1.885       -14.580
12:06           41.681      31.590        21.002       9.835        -2.022       -14.716
12:07           41.539      31.450        20.863       9.697        -2.158       -14.852
12:08           41.398      31.310        20.725       9.560        -2.293       -14.986
12:09           41.258      31.171        20.588       9.424        -2.428       -15.120
12:10           41.118      31.033        20.451       9.289        -2.562       -15.253
12:11           40.979      30.896        20.315       9.154        -2.696       -15.386
12:12           40.841      30.759        20.180       9.021        -2.829       -15.517
12:13           40.704      30.623        20.046       8.887        -2.961       -15.649
12:14           40.567      30.488        19.912       8.755        -3.092       -15.779
12:15           40.431      30.354        19.779       8.623        -3.223       -15.909
12:16           40.296      30.220        19.646       8.492        -3.353       -16.038
12:17           40.161      30.087        19.515       8.362        -3.482       -16.166
12:18           40.028      29.955        19.384       8.232        -3.610       -16.294
12:19           39.895      29.823        19.253       8.103        -3.738       -16.421
12:20           39.762      29.692        19.124       7.975        -3.866       -16.547
12:21           39.630      29.562        18.995       7.847        -3.992       -16.673
12:22           39.499      29.432        18.867       7.720        -4.118       -16.798
12:23           39.369      29.303        18.739       7.593        -4.243       -16.922
12:24           39.239      29.175        18.612       7.468        -4.368       -17.046
12:25           39.110      29.047        18.486       7.343        -4.492       -17.169
12:26           38.982      28.920        18.360       7.218        -4.616       -17.292
12:27           38.854      28.794        18.235       7.094        -4.738       -17.414
12:28           38.727      28.668        18.111       6.971        -4.860       -17.535
12:29           38.601      28.543        17.987       6.849        -4.982       -17.656
12:30           38.475      28.419        17.864       6.727        -5.103       -17.776
12:31           38.350      28.295        17.741       6.605        -5.223       -17.895
13:00           38.225      28.172        17.619       6.485        -5.343       -18.014
13:01           38.101      28.049        17.498       6.364        -5.462       -18.133
13:02           37.978      27.927        17.377       6.245        -5.580       -18.250
13:03           37.856      27.806        17.257       6.126        -5.698       -18.367
------------------------------------------------------------------------------------------
AVG LIFE         8.764       5.032         3.421       2.558         2.024         1.661
DURATION         1.805       1.825         1.844       1.862         1.878         1.891
FIRST PAY         6/03        6/03          6/03        6/03          6/03          6/03
LAST PAY          4/33        4/33          4/33        1/33          7/29          7/24
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:41:06 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR   5.9   Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3PO    33,519.06       0.0000      24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      0.0000    05.30.03   30 year  7.57    359.02   100.0PPC   65:00
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
64:16           6.073       10.864        15.994      21.337        26.907       32.748
64:17           6.065       10.850        15.972      21.308        26.871       32.704
64:18           6.057       10.835        15.950      21.280        26.835       32.660
64:19           6.049       10.821        15.929      21.251        26.799       32.616
64:20           6.041       10.806        15.907      21.222        26.762       32.571
64:21           6.033       10.791        15.886      21.193        26.726       32.527
64:22           6.025       10.777        15.864      21.165        26.690       32.483
64:23           6.017       10.762        15.843      21.136        26.654       32.439
64:24           6.009       10.748        15.822      21.108        26.618       32.396
64:25           6.001       10.733        15.800      21.079        26.582       32.352
64:26           5.993       10.719        15.779      21.051        26.546       32.308
64:27           5.985       10.704        15.757      21.022        26.510       32.264
64:28           5.977       10.690        15.736      20.994        26.474       32.220
64:29           5.969       10.675        15.715      20.965        26.438       32.177
64:30           5.962       10.661        15.693      20.937        26.402       32.133
64:31           5.954       10.647        15.672      20.908        26.367       32.089
65:00           5.946       10.632        15.651      20.880        26.331       32.046
65:01           5.938       10.618        15.630      20.852        26.295       32.002
65:02           5.930       10.603        15.608      20.823        26.259       31.959
65:03           5.922       10.589        15.587      20.795        26.224       31.915
65:04           5.914       10.575        15.566      20.767        26.188       31.872
65:05           5.907       10.560        15.545      20.738        26.152       31.828
65:06           5.899       10.546        15.524      20.710        26.117       31.785
65:07           5.891       10.532        15.502      20.682        26.081       31.742
65:08           5.883       10.517        15.481      20.654        26.046       31.699
65:09           5.875       10.503        15.460      20.626        26.010       31.655
65:10           5.868       10.489        15.439      20.598        25.975       31.612
65:11           5.860       10.475        15.418      20.569        25.939       31.569
65:12           5.852       10.460        15.397      20.541        25.904       31.526
65:13           5.844       10.446        15.376      20.513        25.869       31.483
65:14           5.836       10.432        15.355      20.485        25.833       31.440
65:15           5.829       10.418        15.334      20.457        25.798       31.397
------------------------------------------------------------------------------------------
AVG LIFE        8.573        4.966         3.392       2.543         2.015        1.655
DURATION        6.116        3.337         2.261       1.695         1.344        1.104
FIRST PAY        6/03         6/03          6/03        6/03          6/03         6/03
LAST PAY         5/33         5/33         12/31        9/26          8/21         9/17
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:43:24 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR 5.9     Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3A1    100,962,919.74  6.00000     24   1.00000            -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.0000    05/30/03   30 year  7.57    359.02   100.0PPC   103:02
----------------------------------------------------------------------------


SENIOR BOND, 93.97 PERCENT OF DEAL
------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
102:18          5.520        5.140       4.914        4.661         4.380       4.095        3.794         3.469
102:19          5.514        5.130       4.902        4.646         4.363       4.075        3.771         3.442
102:20          5.509        5.121       4.890        4.632         4.345       4.055        3.748         3.415
102:21          5.503        5.111       4.879        4.617         4.328       4.034        3.724         3.389
102:22          5.497        5.102       4.867        4.603         4.311       4.014        3.701         3.362
102:23          5.492        5.092       4.855        4.588         4.293       3.994        3.678         3.336
102:24          5.486        5.082       4.843        4.574         4.276       3.974        3.654         3.309
102:25          5.480        5.073       4.831        4.559         4.259       3.954        3.631         3.283
102:26          5.475        5.063       4.819        4.545         4.242       3.933        3.608         3.256
102:27          5.469        5.054       4.808        4.531         4.224       3.913        3.585         3.229
102:28          5.463        5.044       4.796        4.516         4.207       3.893        3.562         3.203
102:29          5.458        5.035       4.784        4.502         4.190       3.873        3.538         3.176
102:30          5.452        5.025       4.772        4.487         4.173       3.853        3.515         3.150
102:31          5.446        5.016       4.760        4.473         4.155       3.833        3.492         3.124
103:00          5.441        5.006       4.749        4.459         4.138       3.813        3.469         3.097
103:01          5.435        4.997       4.737        4.444         4.121       3.792        3.446         3.071
103:02          5.429        4.987       4.725        4.430         4.104       3.772        3.423         3.044
103:03          5.424        4.978       4.713        4.416         4.087       3.752        3.400         3.018
103:04          5.418        4.968       4.702        4.401         4.069       3.732        3.376         2.992
103:05          5.413        4.959       4.690        4.387         4.052       3.712        3.353         2.965
103:06          5.407        4.950       4.678        4.373         4.035       3.692        3.330         2.939
103:07          5.401        4.940       4.666        4.358         4.018       3.672        3.307         2.913
103:08          5.396        4.931       4.655        4.344         4.001       3.652        3.284         2.886
103:09          5.390        4.921       4.643        4.330         3.984       3.632        3.261         2.860
103:10          5.384        4.912       4.631        4.316         3.966       3.612        3.238         2.834
103:11          5.379        4.902       4.619        4.301         3.949       3.592        3.215         2.807
103:12          5.373        4.893       4.608        4.287         3.932       3.572        3.192         2.781
103:13          5.368        4.884       4.596        4.273         3.915       3.552        3.169         2.755
103:14          5.362        4.874       4.584        4.259         3.898       3.532        3.146         2.729
103:15          5.356        4.865       4.573        4.244         3.881       3.512        3.123         2.703
103:16          5.351        4.855       4.561        4.230         3.864       3.492        3.100         2.676
103:17          5.345        4.846       4.549        4.216         3.847       3.473        3.077         2.650
------------------------------------------------------------------------------------------------------------------
AVG LIFE        7.539        3.867       2.976        2.357         1.916       1.615        1.385         1.201
DURATION        5.353        3.185       2.566        2.105         1.755       1.503        1.306         1.144
FIRST PAY        6/03         6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         5/33         5/33        5/33         4/33         12/10        2/09         2/08          6/07
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:43:24 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR 5.9     Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3AX    17,092,383.88   6.00000     24   1.00000            -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.0000    05/30/03    30 year  7.57   359.02   100.0PPC   12:20
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
12:04           39.125       25.884      18.944       11.761        4.310       -3.443       -11.535       -20.016
12:05           38.986       25.752      18.815       11.637        4.189       -3.560       -11.648       -20.125
12:06           38.848       25.621      18.687       11.512        4.068       -3.676       -11.761       -20.233
12:07           38.711       25.490      18.560       11.389        3.948       -3.792       -11.873       -20.341
12:08           38.574       25.360      18.434       11.266        3.829       -3.908       -11.984       -20.448
12:09           38.438       25.231      18.308       11.143        3.711       -4.022       -12.094       -20.554
12:10           38.303       25.102      18.183       11.022        3.593       -4.136       -12.204       -20.660
12:11           38.169       24.974      18.058       10.901        3.475       -4.250       -12.314       -20.765
12:12           38.035       24.847      17.934       10.780        3.359       -4.363       -12.423       -20.869
12:13           37.902       24.720      17.811       10.661        3.243       -4.475       -12.531       -20.973
12:14           37.770       24.594      17.688       10.542        3.127       -4.587       -12.639       -21.077
12:15           37.639       24.469      17.567       10.423        3.012       -4.698       -12.746       -21.180
12:16           37.508       24.345      17.445       10.305        2.898       -4.808       -12.852       -21.282
12:17           37.378       24.221      17.325       10.188        2.785       -4.918       -12.958       -21.384
12:18           37.248       24.097      17.205       10.072        2.671       -5.027       -13.064       -21.485
12:19           37.119       23.975      17.085        9.956        2.559       -5.136       -13.169       -21.586
12:20           36.991       23.853      16.967        9.840        2.447       -5.244       -13.273       -21.686
12:21           36.864       23.732      16.849        9.725        2.336       -5.352       -13.377       -21.786
12:22           36.737       23.611      16.731        9.611        2.225       -5.459       -13.480       -21.885
12:23           36.611       23.491      16.614        9.498        2.115       -5.565       -13.583       -21.984
12:24           36.485       23.371      16.498        9.385        2.006       -5.671       -13.685       -22.082
12:25           36.361       23.252      16.382        9.272        1.897       -5.777       -13.786       -22.180
12:26           36.236       23.134      16.267        9.161        1.788       -5.882       -13.888       -22.277
12:27           36.113       23.017      16.153        9.049        1.680       -5.986       -13.988       -22.374
12:28           35.990       22.900      16.039        8.939        1.573       -6.090       -14.088       -22.470
12:29           35.868       22.783      15.925        8.829        1.466       -6.193       -14.188       -22.566
12:30           35.746       22.667      15.813        8.719        1.360       -6.296       -14.287       -22.661
12:31           35.625       22.552      15.700        8.610        1.254       -6.398       -14.385       -22.756
13:00           35.504       22.437      15.589        8.501        1.149       -6.500       -14.483       -22.850
13:01           35.384       22.323      15.478        8.394        1.045       -6.601       -14.581       -22.944
13:02           35.265       22.210      15.367        8.286        0.941       -6.701       -14.678       -23.037
13:03           35.147       22.097      15.257        8.179        0.837       -6.802       -14.775       -23.130
------------------------------------------------------------------------------------------------------------------
AVG LIFE         7.868        4.246       3.360        2.744        2.292        1.946         1.673         1.450
DURATION         1.866        1.960       2.013        2.072        2.137        2.210         2.291         2.384
FIRST PAY         6/03         6/03        6/03         6/03         6/03         6/03          6/03          6/03
LAST PAY          4/33         4/33        4/33         4/33         2/33        11/31          4/29          5/26
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                         10:43:24 am May 15, 2003
Fixed Income Research    MALT0304C 30 YEAR 5.9     Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
3PO       33,519.06    0.00000   24      1.00000            -1.0000  -       -           -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL    WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      0.0000    05/30/03    30 year 7.57    359.02   100.0PPC   65:00
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR          CPR           CPR          CPR         CPR          CPR          CPR
                10.00        20.00        25.00         30.00        35.00       40.00        45.00        50.00
------------------------------------------------------------------------------------------------------------------
64:16           6.920        13.363       17.052        21.064       25.440        30.239      35.538      41.438
64:17           6.911        13.344       17.028        21.034       25.404        30.195      35.486      41.377
64:18           6.901        13.325       17.004        21.004       25.367        30.151      35.434      41.315
64:19           6.892        13.307       16.980        20.974       25.331        30.108      35.382      41.254
64:20           6.883        13.288       16.956        20.944       25.294        30.064      35.330      41.193
64:21           6.873        13.270       16.932        20.914       25.258        30.020      35.278      41.132
64:22           6.864        13.251       16.908        20.884       25.222        29.977      35.226      41.071
64:23           6.855        13.233       16.884        20.855       25.185        29.933      35.175      41.010
64:24           6.846        13.214       16.860        20.825       25.149        29.890      35.123      40.949
64:25           6.837        13.196       16.836        20.795       25.113        29.846      35.072      40.889
64:26           6.827        13.177       16.813        20.766       25.077        29.803      35.020      40.828
64:27           6.818        13.159       16.789        20.736       25.041        29.760      34.969      40.767
64:28           6.809        13.140       16.765        20.706       25.004        29.716      34.917      40.707
64:29           6.800        13.122       16.741        20.677       24.968        29.673      34.866      40.646
64:30           6.791        13.103       16.718        20.647       24.932        29.630      34.815      40.586
64:31           6.781        13.085       16.694        20.618       24.896        29.587      34.763      40.526
65:00           6.772        13.067       16.670        20.588       24.860        29.544      34.712      40.465
65:01           6.763        13.048       16.647        20.559       24.825        29.501      34.661      40.405
65:02           6.754        13.030       16.623        20.529       24.789        29.458      34.610      40.345
65:03           6.745        13.012       16.599        20.500       24.753        29.415      34.559      40.285
65:04           6.736        12.993       16.576        20.471       24.717        29.372      34.508      40.225
65:05           6.726        12.975       16.552        20.441       24.681        29.329      34.458      40.165
65:06           6.717        12.957       16.529        20.412       24.646        29.286      34.407      40.105
65:07           6.708        12.939       16.505        20.383       24.610        29.243      34.356      40.046
65:08           6.699        12.920       16.482        20.353       24.574        29.201      34.305      39.986
65:09           6.690        12.902       16.458        20.324       24.539        29.158      34.255      39.926
65:10           6.681        12.884       16.435        20.295       24.503        29.115      34.204      39.867
65:11           6.672        12.866       16.412        20.266       24.468        29.073      34.154      39.807
65:12           6.663        12.848       16.388        20.237       24.432        29.030      34.103      39.748
65:13           6.654        12.830       16.365        20.208       24.397        28.988      34.053      39.689
65:14           6.645        12.812       16.342        20.179       24.362        28.945      34.003      39.629
65:15           6.636        12.794       16.318        20.150       24.326        28.903      33.952      39.570
------------------------------------------------------------------------------------------------------------------
AVG LIFE        7.707         4.197        3.330         2.724        2.278         1.936       1.665       1.445
DURATION        5.249         2.620        2.033         1.631        1.339         1.116       0.941       0.799
FIRST PAY        6/03          6/03         6/03          6/03         6/03          6/03        6/03        6/03
LAST PAY         5/33          4/33         7/32          3/30         1/27         12/23        3/21       12/18
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:48:05 pm May 15, 2003
Fixed Income Research    MALT0304D 30 YEAR  8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4A1    62,000,000.00   5.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      5.5000    05/30/03   30 year  6.31    215.93   100.0PPC   102:26
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
102:10          4.947        4.629       4.435        4.216         3.971       3.716        3.445         3.152
102:11          4.940        4.618       4.422        4.201         3.953       3.695        3.421         3.125
102:12          4.933        4.607       4.410        4.186         3.935       3.674        3.397         3.097
102:13          4.926        4.597       4.397        4.170         3.917       3.653        3.373         3.070
102:14          4.919        4.586       4.384        4.155         3.899       3.632        3.349         3.043
102:15          4.912        4.575       4.371        4.140         3.881       3.612        3.325         3.015
102:16          4.905        4.565       4.359        4.124         3.863       3.591        3.302         2.988
102:17          4.898        4.554       4.346        4.109         3.845       3.570        3.278         2.961
102:18          4.891        4.544       4.333        4.094         3.827       3.549        3.254         2.934
102:19          4.884        4.533       4.320        4.079         3.809       3.528        3.230         2.906
102:20          4.877        4.523       4.308        4.064         3.791       3.507        3.206         2.879
102:21          4.870        4.512       4.295        4.048         3.773       3.486        3.182         2.852
102:22          4.863        4.502       4.282        4.033         3.755       3.465        3.158         2.825
102:23          4.856        4.491       4.269        4.018         3.737       3.445        3.134         2.798
102:24          4.849        4.480       4.257        4.003         3.719       3.424        3.110         2.771
102:25          4.842        4.470       4.244        3.988         3.701       3.403        3.087         2.744
102:26          4.835        4.459       4.231        3.973         3.683       3.382        3.063         2.717
102:27          4.828        4.449       4.219        3.957         3.665       3.362        3.039         2.690
102:28          4.821        4.438       4.206        3.942         3.648       3.341        3.015         2.662
102:29          4.814        4.428       4.193        3.927         3.630       3.320        2.992         2.635
102:30          4.808        4.417       4.181        3.912         3.612       3.299        2.968         2.608
102:31          4.801        4.407       4.168        3.897         3.594       3.279        2.944         2.581
103:00          4.794        4.396       4.155        3.882         3.576       3.258        2.920         2.554
103:01          4.787        4.386       4.143        3.867         3.558       3.237        2.897         2.528
103:02          4.780        4.376       4.130        3.852         3.540       3.217        2.873         2.501
103:03          4.773        4.365       4.118        3.837         3.523       3.196        2.849         2.474
103:04          4.766        4.355       4.105        3.822         3.505       3.175        2.826         2.447
103:05          4.759        4.344       4.092        3.807         3.487       3.155        2.802         2.420
103:06          4.752        4.334       4.080        3.792         3.469       3.134        2.778         2.393
103:07          4.745        4.323       4.067        3.777         3.452       3.114        2.755         2.366
103:08          4.738        4.313       4.055        3.762         3.434       3.093        2.731         2.339
103:09          4.731        4.302       4.042        3.747         3.416       3.072        2.708         2.313
------------------------------------------------------------------------------------------------------------------
AVG LIFE        5.425        3.341       2.692        2.200         1.825       1.553        1.340         1.167
DURATION        4.351        2.878       2.387        1.999         1.691       1.458        1.272         1.118
FIRST PAY        6/03         6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         6/18         6/18        6/18         6/18         12/10        2/09         2/08          6/07
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:48:05 pm May 15, 2003
Fixed Income Research    MALT0304D 30 YEAR  8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4AP    3,000,000.00    8.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      8.0000    05/30/03    30 year  6.31   215.93   100.0PPC   108:19
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
108:03          6.052        5.070       4.479        3.810         3.061       2.283        1.459          0.567
108:04          6.045        5.060       4.467        3.795         3.044       2.263        1.436          0.542
108:05          6.038        5.050       4.455        3.781         3.027       2.244        1.414          0.517
108:06          6.031        5.039       4.443        3.767         3.010       2.224        1.392          0.492
108:07          6.025        5.029       4.431        3.752         2.993       2.205        1.370          0.467
108:08          6.018        5.019       4.418        3.738         2.977       2.185        1.348          0.442
108:09          6.011        5.009       4.406        3.724         2.960       2.166        1.326          0.417
108:10          6.004        4.999       4.394        3.709         2.943       2.147        1.304          0.392
108:11          5.997        4.988       4.382        3.695         2.926       2.127        1.281          0.367
108:12          5.990        4.978       4.370        3.681         2.909       2.108        1.259          0.342
108:13          5.983        4.968       4.358        3.666         2.892       2.089        1.237          0.317
108:14          5.976        4.958       4.346        3.652         2.876       2.069        1.215          0.292
108:15          5.969        4.948       4.334        3.638         2.859       2.050        1.193          0.267
108:16          5.962        4.938       4.322        3.623         2.842       2.031        1.171          0.242
108:17          5.955        4.928       4.310        3.609         2.825       2.011        1.149          0.217
108:18          5.948        4.917       4.298        3.595         2.809       1.992        1.127          0.192
108:19          5.941        4.907       4.285        3.581         2.792       1.973        1.105          0.168
108:20          5.934        4.897       4.273        3.566         2.775       1.953        1.083          0.143
108:21          5.927        4.887       4.261        3.552         2.758       1.934        1.061          0.118
108:22          5.920        4.877       4.249        3.538         2.742       1.915        1.039          0.093
108:23          5.913        4.867       4.237        3.524         2.725       1.896        1.017          0.068
108:24          5.907        4.857       4.225        3.510         2.708       1.876        0.996          0.043
108:25          5.900        4.847       4.213        3.495         2.692       1.857        0.974          0.019
108:26          5.893        4.837       4.201        3.481         2.675       1.838        0.952         -0.006
108:27          5.886        4.827       4.189        3.467         2.658       1.819        0.930         -0.031
108:28          5.879        4.817       4.177        3.453         2.642       1.799        0.908         -0.056
108:29          5.872        4.807       4.165        3.439         2.625       1.780        0.886         -0.080
108:30          5.865        4.796       4.153        3.424         2.608       1.761        0.864         -0.105
108:31          5.858        4.786       4.141        3.410         2.592       1.742        0.843         -0.130
109:00          5.851        4.776       4.129        3.396         2.575       1.723        0.821         -0.154
109:01          5.844        4.766       4.118        3.382         2.558       1.704        0.799         -0.179
109:02          5.838        4.756       4.106        3.368         2.542       1.684        0.777         -0.204
------------------------------------------------------------------------------------------------------------------
AVG LIFE        5.425        3.341       2.692        2.200         1.825       1.553        1.340          1.167
DURATION        4.129        2.828       2.375        2.008         1.709       1.483        1.302          1.151
FIRST PAY        6/03         6/03        6/03         6/03          6/03        6/03         6/03           6/03
LAST PAY         6/18         6/18        5/18         5/18         12/10        2/09         2/08           6/07
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:48:05 pm May 15, 2003
Fixed Income Research    MALT0304D 30 YEAR  8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4A2    30,000,000.34   5.25000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      5.2500    05/30/03    30 year  6.31   215.93   100.0PPC   102:08
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
101:24          4.827        4.576       4.424        4.251         4.059       3.858        3.644         3.413
101:25          4.820        4.566       4.411        4.236         4.040       3.836        3.620         3.385
101:26          4.813        4.555       4.398        4.221         4.022       3.815        3.596         3.358
101:27          4.806        4.544       4.386        4.205         4.004       3.794        3.572         3.330
101:28          4.799        4.534       4.373        4.190         3.986       3.773        3.547         3.302
101:29          4.792        4.523       4.360        4.175         3.968       3.752        3.523         3.275
101:30          4.785        4.513       4.347        4.159         3.950       3.731        3.499         3.247
101:31          4.778        4.502       4.334        4.144         3.931       3.710        3.475         3.220
102:00          4.771        4.491       4.321        4.129         3.913       3.689        3.451         3.193
102:01          4.764        4.481       4.309        4.113         3.895       3.668        3.427         3.165
102:02          4.757        4.470       4.296        4.098         3.877       3.647        3.403         3.138
102:03          4.750        4.460       4.283        4.083         3.859       3.626        3.379         3.110
102:04          4.743        4.449       4.270        4.068         3.841       3.605        3.355         3.083
102:05          4.736        4.438       4.258        4.052         3.823       3.584        3.331         3.056
102:06          4.729        4.428       4.245        4.037         3.805       3.563        3.306         3.028
102:07          4.722        4.417       4.232        4.022         3.787       3.542        3.282         3.001
102:08          4.715        4.407       4.219        4.007         3.769       3.521        3.259         2.974
102:09          4.708        4.396       4.207        3.991         3.751       3.500        3.235         2.946
102:10          4.702        4.386       4.194        3.976         3.733       3.479        3.211         2.919
102:11          4.695        4.375       4.181        3.961         3.715       3.459        3.187         2.892
102:12          4.688        4.365       4.168        3.946         3.697       3.438        3.163         2.865
102:13          4.681        4.354       4.156        3.930         3.679       3.417        3.139         2.837
102:14          4.674        4.344       4.143        3.915         3.661       3.396        3.115         2.810
102:15          4.667        4.333       4.130        3.900         3.643       3.375        3.091         2.783
102:16          4.660        4.323       4.118        3.885         3.625       3.354        3.067         2.756
102:17          4.653        4.312       4.105        3.870         3.607       3.334        3.043         2.729
102:18          4.646        4.302       4.092        3.855         3.589       3.313        3.019         2.702
102:19          4.639        4.291       4.080        3.840         3.571       3.292        2.996         2.674
102:20          4.632        4.281       4.067        3.824         3.553       3.271        2.972         2.647
102:21          4.625        4.270       4.054        3.809         3.535       3.250        2.948         2.620
102:22          4.618        4.260       4.042        3.794         3.518       3.230        2.924         2.593
102:23          4.612        4.249       4.029        3.779         3.500       3.209        2.901         2.566
------------------------------------------------------------------------------------------------------------------
AVG LIFE        5.425        3.341       2.692        2.200         1.825       1.553        1.340         1.167
DURATION        4.376        2.884       2.389        1.998         1.689       1.455        1.269         1.115
FIRST PAY        6/03         6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         6/18         6/18        6/18         6/18         12/10        2/09         2/08          6/07
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:48:05 pm May 15, 2003
Fixed Income Research    MALT0304D 30 YEAR  8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 4


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4AX    10,986,103.52   5.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      5.5000    05/30/03    30 year  6.31   215.93   100.0PPC   15:00
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
14:16           24.291       11.792      5.243        -1.534         -8.564     -15.876      -23.508       -31.503
14:17           24.202       11.708      5.161        -1.614         -8.641     -15.951      -23.579       -31.572
14:18           24.114       11.624      5.079        -1.693         -8.718     -16.025      -23.651       -31.641
14:19           24.026       11.541      4.998        -1.772         -8.794     -16.099      -23.722       -31.709
14:20           23.939       11.457      4.917        -1.851         -8.871     -16.173      -23.793       -31.777
14:21           23.852       11.375      4.836        -1.929         -8.946     -16.246      -23.864       -31.845
14:22           23.765       11.292      4.756        -2.007         -9.022     -16.319      -23.934       -31.913
14:23           23.678       11.210      4.676        -2.085         -9.097     -16.391      -24.004       -31.980
14:24           23.592       11.128      4.597        -2.162         -9.172     -16.464      -24.074       -32.047
14:25           23.507       11.047      4.517        -2.239         -9.247     -16.536      -24.143       -32.113
14:26           23.421       10.966      4.438        -2.315         -9.321     -16.608      -24.212       -32.180
14:27           23.337       10.885      4.360        -2.392         -9.395     -16.679      -24.281       -32.246
14:28           23.252       10.804      4.282        -2.468         -9.468     -16.750      -24.350       -32.312
14:29           23.168       10.724      4.204        -2.543         -9.542     -16.821      -24.418       -32.377
14:30           23.084       10.645      4.126        -2.619         -9.615     -16.892      -24.486       -32.442
14:31           23.000       10.565      4.049        -2.694         -9.687     -16.962      -24.554       -32.507
15:00           22.917       10.486      3.972        -2.768         -9.760     -17.032      -24.621       -32.572
15:01           22.834       10.407      3.895        -2.843         -9.832     -17.101      -24.688       -32.637
15:02           22.752       10.329      3.819        -2.917         -9.904     -17.171      -24.755       -32.701
15:03           22.670       10.251      3.743        -2.991         -9.975     -17.240      -24.822       -32.765
15:04           22.588       10.173      3.667        -3.064        -10.046     -17.309      -24.888       -32.828
15:05           22.506       10.095      3.592        -3.137        -10.117     -17.377      -24.954       -32.892
15:06           22.425       10.018      3.517        -3.210        -10.188     -17.445      -25.020       -32.955
15:07           22.344        9.941      3.442        -3.283        -10.258     -17.513      -25.085       -33.018
15:08           22.264        9.865      3.368        -3.355        -10.328     -17.581      -25.150       -33.080
15:09           22.184        9.789      3.293        -3.427        -10.398     -17.649      -25.215       -33.143
15:10           22.104        9.713      3.220        -3.499        -10.467     -17.716      -25.280       -33.205
15:11           22.024        9.637      3.146        -3.570        -10.537     -17.783      -25.344       -33.267
15:12           21.945        9.562      3.073        -3.641        -10.605     -17.849      -25.409       -33.328
15:13           21.866        9.487      3.000        -3.712        -10.674     -17.915      -25.472       -33.390
15:14           21.788        9.412      2.927        -3.783        -10.742     -17.982      -25.536       -33.451
15:15           21.709        9.338      2.855        -3.853        -10.810     -18.047      -25.600       -33.512
------------------------------------------------------------------------------------------------------------------
AVG LIFE         6.173        3.827      3.123         2.598          2.196       1.880        1.626         1.416
DURATION         2.438        2.564      2.635         2.714          2.801       2.899        3.008         3.133
FIRST PAY         6/03         6/03       6/03          6/03           6/03        6/03         6/03          6/03
LAST PAY          6/18         6/18       6/18          6/18           5/18        5/18         5/18          5/18
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:48:05 pm May 15, 2003
Fixed Income Research    MALT0304D 30 YEAR  8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 5


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4PO    780,409.57      0.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      0.0000    05/30/03    30 year  6.31   215.93   100.0PPC   65:18
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
65:02           9.682        15.512      18.974       22.797        27.006      31.646       36.786        42.519
65:03           9.670        15.490      18.947       22.765        26.967      31.600       36.731        42.455
65:04           9.657        15.469      18.920       22.732        26.928      31.554       36.677        42.392
65:05           9.644        15.447      18.894       22.700        26.889      31.508       36.623        42.329
65:06           9.631        15.426      18.867       22.667        26.851      31.462       36.569        42.266
65:07           9.619        15.404      18.840       22.635        26.812      31.416       36.515        42.203
65:08           9.606        15.383      18.814       22.603        26.773      31.370       36.461        42.140
65:09           9.593        15.362      18.787       22.570        26.734      31.324       36.407        42.077
65:10           9.581        15.340      18.761       22.538        26.696      31.279       36.354        42.014
65:11           9.568        15.319      18.734       22.506        26.657      31.233       36.300        41.951
65:12           9.555        15.298      18.708       22.473        26.618      31.187       36.246        41.888
65:13           9.543        15.276      18.681       22.441        26.580      31.141       36.193        41.826
65:14           9.530        15.255      18.655       22.409        26.541      31.096       36.139        41.763
65:15           9.518        15.234      18.628       22.377        26.503      31.050       36.085        41.701
65:16           9.505        15.213      18.602       22.345        26.464      31.005       36.032        41.638
65:17           9.492        15.191      18.576       22.313        26.426      30.959       35.979        41.576
65:18           9.480        15.170      18.549       22.281        26.388      30.914       35.925        41.513
65:19           9.467        15.149      18.523       22.249        26.349      30.869       35.872        41.451
65:20           9.455        15.128      18.497       22.217        26.311      30.823       35.819        41.389
65:21           9.442        15.107      18.471       22.185        26.273      30.778       35.766        41.327
65:22           9.430        15.086      18.444       22.153        26.235      30.733       35.713        41.265
65:23           9.417        15.065      18.418       22.121        26.197      30.688       35.660        41.203
65:24           9.405        15.044      18.392       22.090        26.159      30.643       35.607        41.141
65:25           9.392        15.023      18.366       22.058        26.121      30.598       35.554        41.080
65:26           9.380        15.002      18.340       22.026        26.083      30.553       35.501        41.018
65:27           9.367        14.981      18.314       21.994        26.045      30.508       35.448        40.956
65:28           9.355        14.960      18.288       21.963        26.007      30.463       35.396        40.895
65:29           9.342        14.939      18.262       21.931        25.969      30.418       35.343        40.833
65:30           9.330        14.918      18.236       21.899        25.931      30.373       35.290        40.772
65:31           9.317        14.897      18.210       21.868        25.893      30.328       35.238        40.710
66:00           9.305        14.876      18.184       21.836        25.855      30.284       35.185        40.649
66:01           9.292        14.855      18.158       21.805        25.818      30.239       35.133        40.588
------------------------------------------------------------------------------------------------------------------
AVG LIFE        5.204         3.447       2.876        2.433         2.082       1.799        1.567         1.373
DURATION        3.792         2.252       1.812        1.490         1.244       1.051        0.895         0.766
FIRST PAY        6/03          6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         5/18          5/18        5/18         5/18          5/18        5/18         4/18          2/18
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:47:06 pm May 15, 2003
Fixed Income Research     MALT0304D 30 YEAR 8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4A1    62,000,000.00   5.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      5.5000    05/30/03   30 year  6.31    215.93   100.0PPC   102:26
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
102:10          4.990       4.748         4.461       4.132         3.798        3.456
102:11          4.983       4.739         4.449       4.116         3.778        3.432
102:12          4.977       4.729         4.436       4.100         3.758        3.408
102:13          4.970       4.720         4.424       4.084         3.738        3.384
102:14          4.964       4.711         4.411       4.067         3.718        3.360
102:15          4.957       4.702         4.399       4.051         3.698        3.337
102:16          4.951       4.692         4.386       4.035         3.678        3.313
102:17          4.944       4.683         4.374       4.019         3.658        3.289
102:18          4.938       4.674         4.361       4.002         3.638        3.265
102:19          4.931       4.665         4.349       3.986         3.618        3.241
102:20          4.925       4.655         4.336       3.970         3.598        3.217
102:21          4.918       4.646         4.324       3.954         3.578        3.193
102:22          4.912       4.637         4.311       3.938         3.558        3.170
102:23          4.905       4.628         4.299       3.921         3.538        3.146
102:24          4.899       4.619         4.286       3.905         3.518        3.122
102:25          4.892       4.609         4.274       3.889         3.498        3.098
102:26          4.886       4.600         4.262       3.873         3.478        3.074
102:27          4.879       4.591         4.249       3.857         3.458        3.051
102:28          4.873       4.582         4.237       3.841         3.439        3.027
102:29          4.866       4.573         4.224       3.825         3.419        3.003
102:30          4.860       4.564         4.212       3.809         3.399        2.979
102:31          4.853       4.554         4.200       3.792         3.379        2.956
103:00          4.847       4.545         4.187       3.776         3.359        2.932
103:01          4.841       4.536         4.175       3.760         3.339        2.908
103:02          4.834       4.527         4.163       3.744         3.319        2.885
103:03          4.828       4.518         4.150       3.728         3.300        2.861
103:04          4.821       4.509         4.138       3.712         3.280        2.837
103:05          4.815       4.499         4.125       3.696         3.260        2.814
103:06          4.808       4.490         4.113       3.680         3.240        2.790
103:07          4.802       4.481         4.101       3.664         3.220        2.767
103:08          4.795       4.472         4.088       3.648         3.201        2.743
103:09          4.789       4.463         4.076       3.632         3.181        2.719
------------------------------------------------------------------------------------------
AVG LIFE        5.881       3.888         2.742       2.039         1.621        1.341
DURATION        4.669       3.293         2.437       1.875         1.520        1.273
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         6/18        6/18          6/18        2/11          6/08         5/07
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:47:06 pm May 15, 2003
Fixed Income Research     MALT0304D 30 YEAR 8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4AP    3,000,000.00    8.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      8.0000    05/30/03   30 year  6.31    215.93   100.0PPC   108:19
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
108:03          6.187       5.439         4.559       3.549         2.523        1.473
108:04          6.181       5.430         4.547       3.534         2.504        1.451
108:05          6.174       5.421         4.535       3.519         2.485        1.429
108:06          6.168       5.412         4.523       3.503         2.467        1.407
108:07          6.161       5.403         4.511       3.488         2.448        1.384
108:08          6.155       5.394         4.499       3.473         2.429        1.362
108:09          6.148       5.385         4.487       3.457         2.410        1.340
108:10          6.142       5.376         4.475       3.442         2.392        1.317
108:11          6.135       5.367         4.464       3.427         2.373        1.295
108:12          6.129       5.358         4.452       3.411         2.354        1.273
108:13          6.122       5.349         4.440       3.396         2.335        1.251
108:14          6.116       5.340         4.428       3.381         2.317        1.228
108:15          6.109       5.331         4.416       3.365         2.298        1.206
108:16          6.103       5.322         4.404       3.350         2.279        1.184
108:17          6.096       5.313         4.392       3.335         2.260        1.162
108:18          6.089       5.304         4.380       3.320         2.242        1.140
108:19          6.083       5.295         4.368       3.304         2.223        1.118
108:20          6.076       5.286         4.357       3.289         2.204        1.095
108:21          6.070       5.277         4.345       3.274         2.186        1.073
108:22          6.064       5.268         4.333       3.259         2.167        1.051
108:23          6.057       5.259         4.321       3.243         2.149        1.029
108:24          6.051       5.250         4.309       3.228         2.130        1.007
108:25          6.044       5.241         4.297       3.213         2.111        0.985
108:26          6.038       5.232         4.286       3.198         2.093        0.963
108:27          6.031       5.223         4.274       3.183         2.074        0.941
108:28          6.025       5.215         4.262       3.167         2.055        0.919
108:29          6.018       5.206         4.250       3.152         2.037        0.897
108:30          6.012       5.197         4.238       3.137         2.018        0.875
108:31          6.005       5.188         4.227       3.122         2.000        0.853
109:00          5.999       5.179         4.215       3.107         1.981        0.831
109:01          5.992       5.170         4.203       3.092         1.963        0.809
109:02          5.986       5.161         4.191       3.077         1.944        0.787
------------------------------------------------------------------------------------------
AVG LIFE        5.881       3.888         2.742       2.039         1.621        1.341
DURATION        4.402       3.197         2.413       1.876         1.532        1.292
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         6/18        6/18          5/18        2/11          6/08         5/07
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:47:06 pm May 15, 2003
Fixed Income Research     MALT0304D 30 YEAR 8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4A2    30,000,000.34   5.25000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      5.2500    05/30/03   30 year  6.31    215.93   100.0PPC   102:08
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
101:24          4.861       4.670         4.445       4.186         3.923        3.653
101:25          4.854       4.661         4.432       4.169         3.902        3.629
101:26          4.848       4.652         4.419       4.153         3.882        3.605
101:27          4.841       4.643         4.407       4.137         3.862        3.581
101:28          4.835       4.633         4.394       4.120         3.842        3.557
101:29          4.828       4.624         4.382       4.104         3.822        3.533
101:30          4.822       4.615         4.369       4.088         3.801        3.509
101:31          4.815       4.605         4.357       4.071         3.781        3.484
102:00          4.809       4.596         4.344       4.055         3.761        3.460
102:01          4.802       4.587         4.332       4.039         3.741        3.436
102:02          4.796       4.578         4.319       4.022         3.721        3.412
102:03          4.789       4.568         4.307       4.006         3.701        3.388
102:04          4.783       4.559         4.294       3.990         3.681        3.364
102:05          4.776       4.550         4.282       3.974         3.661        3.340
102:06          4.770       4.541         4.269       3.957         3.641        3.316
102:07          4.763       4.532         4.257       3.941         3.621        3.292
102:08          4.757       4.522         4.244       3.925         3.601        3.269
102:09          4.750       4.513         4.232       3.909         3.580        3.245
102:10          4.744       4.504         4.219       3.892         3.560        3.221
102:11          4.737       4.495         4.207       3.876         3.540        3.197
102:12          4.731       4.486         4.194       3.860         3.520        3.173
102:13          4.724       4.476         4.182       3.844         3.500        3.149
102:14          4.718       4.467         4.169       3.828         3.480        3.125
102:15          4.712       4.458         4.157       3.811         3.461        3.101
102:16          4.705       4.449         4.145       3.795         3.441        3.077
102:17          4.699       4.440         4.132       3.779         3.421        3.054
102:18          4.692       4.430         4.120       3.763         3.401        3.030
102:19          4.686       4.421         4.107       3.747         3.381        3.006
102:20          4.679       4.412         4.095       3.731         3.361        2.982
102:21          4.673       4.403         4.083       3.715         3.341        2.959
102:22          4.666       4.394         4.070       3.698         3.321        2.935
102:23          4.660       4.385         4.058       3.682         3.301        2.911
------------------------------------------------------------------------------------------
AVG LIFE        5.881       3.888         2.742       2.039         1.621        1.341
DURATION        4.700       3.303         2.440       1.875         1.519        1.272
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         6/18        6/18          6/18        2/11          6/08         5/07
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:47:06 pm May 15, 2003
Fixed Income Research     MALT0304D 30 YEAR 8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 4


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4AX    10,986,103.52   5.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      5.5000    05/30/03   30 year  6.31    215.93   100.0PPC   15:00
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
14:16           26.487      16.421        5.827       -5.388        -17.349      -30.229
14:17           26.396      16.332        5.740       -5.474        -17.433      -30.311
14:18           26.305      16.243        5.652       -5.559        -17.516      -30.394
14:19           26.215      16.154        5.566       -5.644        -17.600      -30.475
14:20           26.125      16.066        5.479       -5.729        -17.683      -30.557
14:21           26.036      15.978        5.393       -5.813        -17.766      -30.638
14:22           25.947      15.891        5.308       -5.897        -17.848      -30.719
14:23           25.858      15.804        5.222       -5.981        -17.930      -30.799
14:24           25.770      15.718        5.137       -6.064        -18.011      -30.879
14:25           25.682      15.631        5.053       -6.147        -18.093      -30.959
14:26           25.594      15.545        4.969       -6.229        -18.174      -31.038
14:27           25.507      15.460        4.885       -6.311        -18.254      -31.118
14:28           25.420      15.375        4.801       -6.393        -18.334      -31.196
14:29           25.334      15.290        4.718       -6.475        -18.414      -31.275
14:30           25.248      15.206        4.635       -6.556        -18.494      -31.353
14:31           25.162      15.121        4.553       -6.637        -18.573      -31.430
15:00           25.077      15.038        4.471       -6.717        -18.652      -31.508
15:01           24.992      14.954        4.389       -6.797        -18.731      -31.585
15:02           24.907      14.871        4.308       -6.877        -18.809      -31.662
15:03           24.823      14.789        4.227       -6.957        -18.887      -31.738
15:04           24.739      14.706        4.146       -7.036        -18.964      -31.814
15:05           24.655      14.624        4.066       -7.115        -19.041      -31.890
15:06           24.572      14.543        3.986       -7.193        -19.118      -31.965
15:07           24.489      14.461        3.906       -7.271        -19.195      -32.040
15:08           24.406      14.380        3.826       -7.349        -19.271      -32.115
15:09           24.324      14.300        3.747       -7.426        -19.347      -32.190
15:10           24.242      14.219        3.669       -7.504        -19.423      -32.264
15:11           24.160      14.139        3.590       -7.581        -19.498      -32.338
15:12           24.079      14.059        3.512       -7.657        -19.573      -32.411
15:13           23.998      13.980        3.434       -7.733        -19.648      -32.485
15:14           23.918      13.901        3.357       -7.809        -19.722      -32.558
15:15           23.837      13.822        3.279       -7.885        -19.797      -32.630
------------------------------------------------------------------------------------------
AVG LIFE         6.676       4.400        3.144        2.390          1.900        1.557
DURATION         2.375       2.422        2.470        2.520          2.571        2.621
FIRST PAY         6/03        6/03         6/03         6/03           6/03         6/03
LAST PAY          6/18        6/18         6/18         5/18           5/18         5/18
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:47:06 pm May 15, 2003
Fixed Income Research     MALT0304D 30 YEAR 8.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 5


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
4PO    780,409.57      0.00000     24   1.000000           -1.0000     -         -       -


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      0.0000    05/30/03   30 year  6.31    215.93   100.0PPC   65:18
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
65:02           8.799       12.968        17.662      22.698        28.019       33.635
65:03           8.788       12.951        17.638      22.667        27.981       33.589
65:04           8.777       12.934        17.614      22.636        27.943       33.543
65:05           8.765       12.916        17.590      22.606        27.904       33.497
65:06           8.754       12.899        17.567      22.575        27.866       33.451
65:07           8.743       12.882        17.543      22.544        27.828       33.406
65:08           8.731       12.865        17.519      22.513        27.790       33.360
65:09           8.720       12.847        17.495      22.483        27.752       33.314
65:10           8.709       12.830        17.471      22.452        27.714       33.269
65:11           8.698       12.813        17.448      22.421        27.677       33.223
65:12           8.686       12.796        17.424      22.391        27.639       33.178
65:13           8.675       12.779        17.400      22.360        27.601       33.132
65:14           8.664       12.761        17.377      22.330        27.563       33.087
65:15           8.653       12.744        17.353      22.299        27.525       33.041
65:16           8.641       12.727        17.329      22.269        27.488       32.996
65:17           8.630       12.710        17.306      22.238        27.450       32.951
65:18           8.619       12.693        17.282      22.208        27.412       32.905
65:19           8.608       12.676        17.259      22.177        27.375       32.860
65:20           8.597       12.659        17.235      22.147        27.337       32.815
65:21           8.585       12.642        17.212      22.117        27.300       32.770
65:22           8.574       12.625        17.188      22.086        27.262       32.725
65:23           8.563       12.608        17.165      22.056        27.225       32.680
65:24           8.552       12.591        17.141      22.026        27.187       32.635
65:25           8.541       12.574        17.118      21.996        27.150       32.590
65:26           8.530       12.557        17.095      21.965        27.112       32.545
65:27           8.519       12.540        17.071      21.935        27.075       32.500
65:28           8.507       12.523        17.048      21.905        27.038       32.455
65:29           8.496       12.506        17.024      21.875        27.000       32.410
65:30           8.485       12.489        17.001      21.845        26.963       32.366
65:31           8.474       12.472        16.978      21.815        26.926       32.321
66:00           8.463       12.456        16.955      21.785        26.889       32.276
66:01           8.452       12.439        16.931      21.755        26.852       32.232
------------------------------------------------------------------------------------------
AVG LIFE        5.613        3.966         2.969       2.328         1.891        1.577
DURATION        4.256        2.793         2.023       1.567         1.267        1.054
FIRST PAY        6/03         6/03          6/03        6/03          6/03         6/03
LAST PAY         5/18         5/18          5/18        5/18          5/18        12/17
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:45:44 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5A1    43,240,671.70   6.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.5000    05/30/03    30 year  7.63   359.00   100.0PPC   102:31
----------------------------------------------------------------------------


SENIOR BOND, 91.16 PERCENT OF DEAL
------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
102:15          6.021        5.624       5.382        5.103         4.822       4.530        4.219         3.881
102:16          6.015        5.614       5.369        5.088         4.803       4.509        4.195         3.853
102:17          6.010        5.604       5.357        5.072         4.785       4.487        4.170         3.825
102:18          6.004        5.594       5.344        5.057         4.766       4.466        4.145         3.797
102:19          5.998        5.584       5.331        5.041         4.748       4.444        4.120         3.768
102:20          5.992        5.574       5.319        5.026         4.729       4.423        4.096         3.740
102:21          5.986        5.564       5.306        5.010         4.711       4.401        4.071         3.712
102:22          5.980        5.554       5.294        4.995         4.692       4.380        4.046         3.684
102:23          5.974        5.544       5.281        4.979         4.674       4.358        4.022         3.656
102:24          5.968        5.534       5.269        4.964         4.656       4.337        3.997         3.628
102:25          5.962        5.524       5.256        4.948         4.637       4.316        3.972         3.600
102:26          5.956        5.514       5.244        4.933         4.619       4.294        3.948         3.571
102:27          5.950        5.504       5.231        4.917         4.601       4.273        3.923         3.543
102:28          5.945        5.494       5.218        4.902         4.582       4.252        3.899         3.515
102:29          5.939        5.484       5.206        4.887         4.564       4.230        3.874         3.487
102:30          5.933        5.474       5.193        4.871         4.545       4.209        3.850         3.459
102:31          5.927        5.464       5.181        4.856         4.527       4.187        3.825         3.431
103:00          5.921        5.454       5.169        4.840         4.509       4.166        3.801         3.403
103:01          5.915        5.444       5.156        4.825         4.491       4.145        3.776         3.375
103:02          5.909        5.434       5.144        4.810         4.472       4.124        3.752         3.347
103:03          5.903        5.424       5.131        4.794         4.454       4.102        3.727         3.319
103:04          5.898        5.414       5.119        4.779         4.436       4.081        3.703         3.291
103:05          5.892        5.404       5.106        4.764         4.417       4.060        3.678         3.264
103:06          5.886        5.394       5.094        4.748         4.399       4.038        3.654         3.236
103:07          5.880        5.384       5.081        4.733         4.381       4.017        3.629         3.208
103:08          5.874        5.374       5.069        4.718         4.363       3.996        3.605         3.180
103:09          5.868        5.364       5.056        4.702         4.345       3.975        3.581         3.152
103:10          5.862        5.354       5.044        4.687         4.326       3.954        3.556         3.124
103:11          5.857        5.344       5.032        4.672         4.308       3.932        3.532         3.096
103:12          5.851        5.334       5.019        4.656         4.290       3.911        3.507         3.069
103:13          5.845        5.324       5.007        4.641         4.272       3.890        3.483         3.041
103:14          5.839        5.315       4.995        4.626         4.254       3.869        3.459         3.013
------------------------------------------------------------------------------------------------------------------
AVG LIFE        7.409        3.711       2.815        2.195         1.805       1.527        1.311         1.136
DURATION        5.136        3.027       2.418        1.961         1.648       1.416        1.231         1.078
FIRST PAY        6/03         6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY         4/33         4/33        4/33         2/33          7/09        4/08         7/07          1/07
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:45:44 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5AX    4,384,845.55    6.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      6.5000    05/30/03    30 year  7.63   359.00   100.0PPC   10:04
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
 9:20           59.279       45.078      37.632       29.923        21.923      13.596        4.901        -4.216
 9:21           59.031       44.842      37.401       29.699        21.705      13.386        4.698        -4.411
 9:22           58.784       44.607      37.172       29.476        21.489      13.177        4.496        -4.605
 9:23           58.539       44.373      36.945       29.255        21.275      12.969        4.296        -4.797
 9:24           58.295       44.141      36.719       29.036        21.062      12.763        4.097        -4.988
 9:25           58.054       43.911      36.495       28.818        20.851      12.559        3.900        -5.178
 9:26           57.814       43.682      36.272       28.602        20.641      12.356        3.704        -5.366
 9:27           57.575       43.455      36.051       28.387        20.432      12.154        3.509        -5.554
 9:28           57.339       43.230      35.832       28.173        20.225      11.954        3.316        -5.739
 9:29           57.103       43.006      35.614       27.961        20.020      11.755        3.124        -5.924
 9:30           56.870       42.783      35.397       27.751        19.815      11.557        2.933        -6.107
 9:31           56.638       42.562      35.182       27.541        19.613      11.361        2.744        -6.290
10:00           56.407       42.343      34.968       27.334        19.411      11.166        2.556        -6.470
10:01           56.178       42.125      34.756       27.127        19.211      10.972        2.369        -6.650
10:02           55.951       41.908      34.545       26.922        19.012      10.780        2.183        -6.829
10:03           55.725       41.693      34.335       26.719        18.815      10.589        1.999        -7.006
10:04           55.501       41.479      34.127       26.516        18.618      10.399        1.816        -7.182
10:05           55.278       41.267      33.920       26.315        18.424      10.210        1.634        -7.357
10:06           55.057       41.056      33.715       26.116        18.230      10.023        1.453        -7.531
10:07           54.837       40.846      33.511       25.918        18.038       9.837        1.274        -7.703
10:08           54.618       40.638      33.308       25.721        17.847       9.652        1.095        -7.875
10:09           54.401       40.431      33.107       25.525        17.657       9.468        0.918        -8.045
10:10           54.185       40.226      32.907       25.330        17.468       9.286        0.742        -8.214
10:11           53.971       40.022      32.708       25.137        17.281       9.105        0.567        -8.382
10:12           53.758       39.819      32.511       24.945        17.095       8.925        0.394        -8.549
10:13           53.547       39.618      32.314       24.755        16.910       8.746        0.221        -8.715
10:14           53.336       39.417      32.120       24.565        16.726       8.568        0.049        -8.880
10:15           53.128       39.219      31.926       24.377        16.543       8.391       -0.121        -9.044
10:16           52.920       39.021      31.733       24.190        16.362       8.216       -0.290        -9.207
10:17           52.714       38.824      31.542       24.004        16.182       8.041       -0.458        -9.369
10:18           52.509       38.629      31.352       23.819        16.003       7.868       -0.626        -9.529
10:19           52.305       38.435      31.163       23.636        15.825       7.696       -0.792        -9.689
------------------------------------------------------------------------------------------------------------------
AVG LIFE         7.894        4.254       3.365        2.747         2.294       1.948        1.674         1.451
DURATION         1.312        1.378       1.415        1.456         1.501       1.551        1.608         1.672
FIRST PAY         6/03         6/03        6/03         6/03          6/03        6/03         6/03          6/03
LAST PAY          4/33         4/33        4/33         3/33          8/32        7/30         8/27          9/24
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:45:44 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5PO    274,738.46      0.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE      DEAL     WAC    WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
----------------------------------------------------------------------------
-      0.0000    05/30/03    30 year  7.63   359.00   100.0PPC   82:08
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PRICE           CPR          CPR         CPR          CPR           CPR         CPR          CPR           CPR
                10.00        20.00       25.00        30.00         35.00       40.00        45.00         50.00
------------------------------------------------------------------------------------------------------------------
81:24           2.839        5.345       6.776        8.323         9.995       11.811       13.794        15.975
81:25           2.833        5.333       6.762        8.305         9.974       11.786       13.764        15.940
81:26           2.828        5.322       6.748        8.288         9.953       11.760       13.734        15.906
81:27           2.822        5.311       6.733        8.270         9.931       11.735       13.705        15.871
81:28           2.816        5.300       6.719        8.252         9.910       11.710       13.675        15.837
81:29           2.810        5.288       6.705        8.235         9.889       11.685       13.645        15.802
81:30           2.804        5.277       6.690        8.217         9.868       11.659       13.616        15.768
81:31           2.798        5.266       6.676        8.199         9.846       11.634       13.586        15.733
82:00           2.792        5.255       6.662        8.182         9.825       11.609       13.557        15.699
82:01           2.787        5.243       6.647        8.164         9.804       11.584       13.527        15.665
82:02           2.781        5.232       6.633        8.146         9.783       11.559       13.498        15.630
82:03           2.775        5.221       6.619        8.129         9.761       11.534       13.468        15.596
82:04           2.769        5.210       6.605        8.111         9.740       11.508       13.439        15.562
82:05           2.763        5.199       6.591        8.094         9.719       11.483       13.409        15.528
82:06           2.758        5.188       6.576        8.076         9.698       11.458       13.380        15.493
82:07           2.752        5.176       6.562        8.059         9.677       11.433       13.351        15.459
82:08           2.746        5.165       6.548        8.041         9.656       11.408       13.321        15.425
82:09           2.740        5.154       6.534        8.024         9.635       11.383       13.292        15.391
82:10           2.734        5.143       6.520        8.006         9.614       11.358       13.263        15.357
82:11           2.729        5.132       6.505        7.989         9.593       11.333       13.233        15.323
82:12           2.723        5.121       6.491        7.971         9.572       11.308       13.204        15.289
82:13           2.717        5.110       6.477        7.954         9.551       11.283       13.175        15.255
82:14           2.711        5.099       6.463        7.937         9.530       11.259       13.146        15.221
82:15           2.705        5.088       6.449        7.919         9.509       11.234       13.117        15.187
82:16           2.700        5.077       6.435        7.902         9.488       11.209       13.087        15.153
82:17           2.694        5.065       6.421        7.884         9.467       11.184       13.058        15.119
82:18           2.688        5.054       6.407        7.867         9.446       11.159       13.029        15.086
82:19           2.682        5.043       6.393        7.850         9.425       11.134       13.000        15.052
82:20           2.677        5.032       6.379        7.832         9.404       11.110       12.971        15.018
82:21           2.671        5.021       6.364        7.815         9.383       11.085       12.942        14.984
82:22           2.665        5.010       6.350        7.798         9.362       11.060       12.913        14.951
82:23           2.659        4.999       6.336        7.781         9.342       11.035       12.884        14.917
------------------------------------------------------------------------------------------------------------------
AVG LIFE        7.724        4.203       3.334        2.727         2.280        1.938        1.666         1.446
DURATION        6.553        3.412       2.678        2.172         1.802        1.519        1.296         1.114
FIRST PAY        6/03         6/03        6/03         6/03          6/03         6/03         6/03          6/03
LAST PAY         4/33         4/33        3/33         7/32          5/30         5/27         5/24         10/21
------------------------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:46:02 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 1


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5A1    43,240,671.70   6.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      6.5000    05/30/03   30 year  7.63    359.00   100.0PPC   102:31
--------------------------------------------------------------------------


SENIOR BOND, 91.16 PERCENT OF DEAL
------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
102:15          6.070       5.765         5.406       5.013         4.637        4.251
102:16          6.065       5.757         5.393       4.997         4.616        4.226
102:17          6.059       5.748         5.381       4.980         4.596        4.202
102:18          6.054       5.739         5.369       4.964         4.575        4.177
102:19          6.049       5.731         5.356       4.947         4.555        4.153
102:20          6.043       5.722         5.344       4.931         4.534        4.128
102:21          6.038       5.714         5.332       4.914         4.514        4.104
102:22          6.032       5.705         5.319       4.898         4.494        4.079
102:23          6.027       5.696         5.307       4.881         4.473        4.055
102:24          6.022       5.688         5.295       4.865         4.453        4.031
102:25          6.016       5.679         5.282       4.848         4.432        4.006
102:26          6.011       5.671         5.270       4.832         4.412        3.982
102:27          6.005       5.662         5.258       4.815         4.392        3.957
102:28          6.000       5.654         5.245       4.799         4.371        3.933
102:29          5.995       5.645         5.233       4.783         4.351        3.909
102:30          5.989       5.636         5.221       4.766         4.331        3.884
102:31          5.984       5.628         5.208       4.750         4.310        3.860
103:00          5.978       5.619         5.196       4.733         4.290        3.836
103:01          5.973       5.611         5.184       4.717         4.270        3.811
103:02          5.968       5.602         5.172       4.701         4.250        3.787
103:03          5.962       5.594         5.159       4.684         4.229        3.763
103:04          5.957       5.585         5.147       4.668         4.209        3.739
103:05          5.952       5.577         5.135       4.652         4.189        3.714
103:06          5.946       5.568         5.123       4.635         4.169        3.690
103:07          5.941       5.560         5.110       4.619         4.148        3.666
103:08          5.935       5.551         5.098       4.603         4.128        3.642
103:09          5.930       5.543         5.086       4.586         4.108        3.618
103:10          5.925       5.534         5.074       4.570         4.088        3.593
103:11          5.919       5.526         5.062       4.554         4.068        3.569
103:12          5.914       5.517         5.049       4.537         4.047        3.545
103:13          5.909       5.509         5.037       4.521         4.027        3.521
103:14          5.903       5.500         5.025       4.505         4.007        3.497
------------------------------------------------------------------------------------------
AVG LIFE        8.300       4.476         2.846       2.034         1.606        1.322
DURATION        5.612       3.538         2.459       1.842         1.487        1.242
FIRST PAY        6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY         4/33        4/33          4/33        9/09         11/07        12/06
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:46:02 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 2


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5AX    4,384,845.55    6.50000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      6.5000    05/30/03   30 year  7.63    359.00   100.0PPC   10:04
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
 9:20           62.459      51.777        40.571      28.751        16.202        2.764
 9:21           62.203      51.526        40.323      28.507        15.962        2.528
 9:22           61.949      51.276        40.077      28.265        15.724        2.293
 9:23           61.697      51.028        39.833      28.025        15.487        2.060
 9:24           61.447      50.781        39.590      27.786        15.252        1.829
 9:25           61.198      50.536        39.349      27.549        15.019        1.599
 9:26           60.951      50.293        39.110      27.313        14.787        1.371
 9:27           60.706      50.052        38.872      27.079        14.557        1.144
 9:28           60.462      49.812        38.636      26.847        14.328        0.919
 9:29           60.221      49.574        38.402      26.616        14.101        0.696
 9:30           59.980      49.337        38.169      26.387        13.876        0.474
 9:31           59.742      49.102        37.938      26.160        13.652        0.253
10:00           59.505      48.869        37.708      25.934        13.429        0.034
10:01           59.269      48.637        37.480      25.709        13.208       -0.184
10:02           59.035      48.407        37.253      25.486        12.988       -0.400
10:03           58.803      48.178        37.028      25.264        12.770       -0.615
10:04           58.572      47.951        36.804      25.044        12.553       -0.828
10:05           58.343      47.725        36.582      24.825        12.338       -1.040
10:06           58.115      47.501        36.361      24.608        12.124       -1.251
10:07           57.889      47.278        36.142      24.392        11.912       -1.460
10:08           57.664      47.057        35.924      24.178        11.701       -1.668
10:09           57.441      46.837        35.708      23.965        11.491       -1.874
10:10           57.219      46.618        35.493      23.753        11.283       -2.079
10:11           56.998      46.401        35.279      23.543        11.076       -2.283
10:12           56.779      46.186        35.067      23.334        10.870       -2.486
10:13           56.562      45.971        34.856      23.126        10.666       -2.687
10:14           56.345      45.758        34.646      22.920        10.463       -2.887
10:15           56.131      45.547        34.438      22.715        10.261       -3.085
10:16           55.917      45.337        34.231      22.511        10.060       -3.283
10:17           55.705      45.128        34.025      22.309         9.861       -3.479
10:18           55.494      44.920        33.821      22.108         9.663       -3.674
10:19           55.285      44.714        33.618      21.908         9.467       -3.868
------------------------------------------------------------------------------------------
AVG LIFE         8.752       4.991         3.372       2.506         1.970        1.606
DURATION         1.276       1.296         1.316       1.337         1.359        1.380
FIRST PAY         6/03        6/03          6/03        6/03          6/03         6/03
LAST PAY          4/33        4/33          4/33        6/32         11/27        12/22
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                          1:46:02 pm May 15, 2003
Fixed Income Research     MALT0304E 30 YEAR 6.2    Marina Tukhin mtukhin@sleddog
CMOPROJ.580                                                               PAGE 3


--------------------------------------------------------------------------------------------
BOND      BALANCE      COUPON    DELAY   FACTOR     INDEX   VALUE    RESET   MULTIPLIER  CAP
--------------------------------------------------------------------------------------------
5PO    274,738.46      0.00000     24   1.000000           -1.0000     -         -       -
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
FLOOR  CURRENT   SETTLE     DEAL     WAC     WAM      PRICING    DURATION
       COUPON    DATE                                 SPEED      @ PX
--------------------------------------------------------------------------
-      0.0000    05/30/03   30 year  7.63    359.00   100.0PPC   82:08
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PRICE           PPC         PPC           PPC         PPC           PPC          PPC
                50.00       100.00        150.00      200.00        250.00       300.00
------------------------------------------------------------------------------------------
81:24           2.541       4.498         6.652       8.936         11.351       13.915
81:25           2.536       4.488         6.638       8.918         11.327       13.886
81:26           2.531       4.479         6.624       8.899         11.303       13.857
81:27           2.526       4.470         6.611       8.880         11.280       13.828
81:28           2.521       4.460         6.597       8.862         11.256       13.799
81:29           2.515       4.451         6.583       8.843         11.232       13.770
81:30           2.510       4.442         6.569       8.825         11.209       13.741
81:31           2.505       4.432         6.555       8.806         11.185       13.712
82:00           2.500       4.423         6.541       8.787         11.162       13.683
82:01           2.495       4.414         6.528       8.769         11.138       13.654
82:02           2.489       4.405         6.514       8.750         11.115       13.625
82:03           2.484       4.395         6.500       8.732         11.091       13.596
82:04           2.479       4.386         6.486       8.713         11.067       13.567
82:05           2.474       4.377         6.473       8.695         11.044       13.539
82:06           2.469       4.367         6.459       8.676         11.020       13.510
82:07           2.464       4.358         6.445       8.658         10.997       13.481
82:08           2.459       4.349         6.431       8.639         10.974       13.452
82:09           2.453       4.340         6.418       8.621         10.950       13.423
82:10           2.448       4.330         6.404       8.603         10.927       13.395
82:11           2.443       4.321         6.390       8.584         10.903       13.366
82:12           2.438       4.312         6.376       8.566         10.880       13.337
82:13           2.433       4.303         6.363       8.547         10.857       13.309
82:14           2.428       4.294         6.349       8.529         10.833       13.280
82:15           2.423       4.284         6.335       8.511         10.810       13.252
82:16           2.417       4.275         6.322       8.492         10.787       13.223
82:17           2.412       4.266         6.308       8.474         10.763       13.194
82:18           2.407       4.257         6.295       8.456         10.740       13.166
82:19           2.402       4.248         6.281       8.437         10.717       13.137
82:20           2.397       4.238         6.267       8.419         10.694       13.109
82:21           2.392       4.229         6.254       8.401         10.670       13.080
82:22           2.387       4.220         6.240       8.383         10.647       13.052
82:23           2.382       4.211         6.227       8.364         10.624       13.023
------------------------------------------------------------------------------------------
AVG LIFE        8.551       4.924         3.343       2.491          1.961        1.600
DURATION        7.384       4.107         2.769       2.060          1.621        1.322
FIRST PAY        6/03        6/03          6/03        6/03           6/03         6/03
LAST PAY         4/33        4/33          1/33        1/30           9/24         4/20
------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.